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                                                                    EXHIBIT 10.9

         LEASE dated as of the 30th day of November, 1995, between 41 MADISON COMPANY, a New York partnership having its principal office at 345 Park Avenue. Borough of Manhattan. City, County and State of New York, as landlord (sometimes hereinafter referred to as "Owner"), and NCI ADVERTISING, INC. a New York corporation, having its principal office at 41 Madison Avenue, New York, New York, (referred to as "Tenant").

                                   WITNESSETH:

Owner and Tenant hereby covenant and agree as follows:

                                    ARTICLE 1

                          DEMISE, PREMISES, TERM, RENTS

         Section 1.01. Owner hereby leases to Tenant and Tenant hereby hires from Owner a portion of the forty-first (41st) floor of the Building indicated by the hatched markings on the floor plan initialled by the parties annexed hereto as Exhibit 1 in the building located at the southeast corner of Madison Avenue and East 26th Street, Borough of Manhattan. City of New York, known as 41 MADISON AVENUE (said building is referred to as the "Building", and the Building, together with the plot of land upon which it stands is referred to as the "Real Property"), at the annual rental rate or rates set forth in Section 1.03, and upon and subject to all of the terms, covenants and conditions contained in this Lease. The premises leased to Tenant, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of, or at any time during, the term of this Lease, other than Tenant's Personal Property (as defined in Article
4), are referred to, collectively, as the "Demised Premises".

         Section 1.02. A. The Demised Premises are leased for a term (referred to as the "Demised Term") to commence on the later of (i) December 1, 1995 and
(ii) the date on which Owner shall have delivered an executed counterpart of this Lease to Tenant and to end on September 30, 2002 unless the Demised Term shall sooner terminate pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law.

         B. The date upon which the Demised Term shall commence pursuant to subsection A of this Section is referred to as the "Commencement Date", and the date fixed pursuant to said subsection A as the date upon which the Demised Term shall end is referred to as the "Expiration Date".

         C. Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Owner's failure to deliver possession of the Demised Premises on the date set forth in subsection A of this Section for the commencement of the Demised Term.

         Section 1.03. A. This Lease is made at the annual rental rate (referred to as "Fixed Rent") of ONE HUNDRED SIXTY THOUSAND NINETY-SIX AND 58/100 ($160,096.58)DOLLARS

         B. The Fixed Rent and any additional rent payable pursuant to the provisions of this Lease shall be payable by Tenant to Owner at its office (or at such other place as Owner may designate in a notice to Tenant) in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, without prior demand therefor and without any offset or deduction whatsoever except as otherwise specifically provided in this Lease. The Fixed Rent shall be payable in equal monthly installments of THIRTEEN THOUSAND THREE HUNDRED FORTY-ONE AND 38/100 ($13,341.38) Dollars, in advance, on the first (1st) day of each month during the Demised Term.

         Section 1.04. Tenant covenants (i) to pay the Fixed Rent and any additional rent payable pursuant to the provisions of this Lease, and (ii) to observe and perform, and to permit no violation of, the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.


                                                                (See Article 38)
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                                    ARTICLE 2

                                USE AND OCCUPANCY

         Section 2.01. Tenant shall use and occupy the Demised Premises for the following purpose: Executive, administrative and general offices. Without limiting the provisions of the immediately preceding sentence, in connection with, and incidental to the use of the Demised Premises for the purposes set forth in this Section 2.01, Tenant and any of Tenant's subsidiaries and affiliates (as defined in Section 39.01) may use portions of the Demised Premises for the following purposes: (i) screening for Tenant's clients, printing, photostating and computer facilities normally incidental to an advertising agency business, but not in a manner (a) so as to place an unreasonable burden upon the elevators, lobby, public halls and all other public portions of the Building or (b) inconsistent with the use and operation of the Building as a first class office building and provided that such use set forth in this subdivision (i) does not violate any Certificate of Occupancy covering the Demised Premises or any law, order, rule or regulation of any governmental authority having jurisdiction or any direction pursuant to law of any public officer having jurisdiction or any provision of this Lease; and (ii) the preparation and service of food solely by use of a dwyer-type unit, it being expressly understood by Tenant that the installation of a kitchen in the Demised Premises is not permitted under this Section or any other provision of this Lease, including an executive dining room and vending machines, all for the exclusive use of the officers, employees and business guests of Tenant and any of its subsidiaries and affiliates (as defined in Section 39.01) which are permitted occupants of the Demised Premises, but not for use as a public restaurant, provided that such use set forth in this subdivision (ii) does not violate any Certificate of Occupancy covering the Demised Premises or any law, order, rule or regulation of any governmental authority having jurisdiction or any direction pursuant to law of any public officer having jurisdiction or any provision of this Lease.

         Section 2.02. A. Tenant shall not use or occupy, or permit the use or occupancy of the Demised Premises or any part thereof, for any purpose other than the purpose specifically set forth in Section 2.01, or in any manner which, in Owner's reasonable judgment, shall adversely affect or interfere with any services required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building, or with the proper and economical rendition of any such service, or with the use or enjoyment of any part of the Building by any other tenant or occupant.

                                    ARTICLE 3

                                   ALTERATIONS

         Section 3.01. Tenant shall not make or perform, or permit the making or performance of, any alterations, installations, decorations, improvements, additions or other physical changes in or about the Demised Premises (referred to collectively, as "Alterations") without Owner's prior consent. Owner agrees not unreasonably to withhold its consent to any non-structural Alterations proposed to be made at any time during the Demised Term by Tenant to adapt the Demised Premises for Tenant's business purposes. Notwithstanding the foregoing provisions of this Section or Owner's consent to any Alterations, all Alterations shall be made and performed in conformity with and subject to the following provisions: All Alterations shall be made and performed at Tenant's sole cost and expense and at such time and in such manner as Owner may, from time to time, reasonably designate; Alterations shall be made only by contractors or mechanics approved by Owner, such approval not unreasonably to be withheld (notwithstanding the foregoing, all Alterations requiring mechanics in trades with respect to which Owner has adopted or may hereafter adopt a list or lists of approved contractors shall be made only by contractors selected by Tenant from such list or lists provided there shall be at least three (3) contractors on each such list and the prices charged by the contractors on each such list shall be comparable to the generally prevailing prices then charged by contractors in the Borough of Manhattan for similar work); no Alteration shall be made to the partitioning separating the Demised Premises and the public corridors or the entrance doors of the Demised Premises (Tenant shall have the right to make an Alteration to the entrance door to the Demised Premises provided that such Alteration shall be made in accordance with all of the provisions of this Lease, including, but not limited to, the provisions of this
Article 3 and Article 6), no Alteration shall affect any part of the Building other than the Demised Premises or adversely affect any service required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building or reduce the value or utility of the Building; no Alteration shall affect the outside appearance of the Building or the color
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or style of any venetian blinds (except that Tenant may remove any venetian blinds provided that they are promptly replaced by Tenant with blinds of a similar type, material and color): all business machines and mechanical equipment shall be placed and maintained by Tenant in settings sufficient, in Owner's reasonable judgment, to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building; Tenant shall submit to Owner detailed plans and specifications (including layout, architectural, mechanical and structural drawings) for each proposed Alteration and shall not commence any such Alteration without first obtaining Owner's approval of such plans and specifications which approval shall not be unreasonably withheld or delayed prior to the commencement of each proposed Alteration. Tenant shall furnish to Owner duplicate original policies of workmen's compensation insurance covering all men to be employed in connection with such Alteration, including those to be employed by all contractors and subcontractors, and of comprehensive public liability insurance (including property damage coverage) in which Owner, its agents and any lessor under any ground or underlying lease shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts reasonably satisfactory to Owner and shall be maintained by Tenant until the completion of such Alteration: all Alterations in or to the electrical facilities in or serving the Demised Premises shall be subject to the provisions of subsection C(2) of Section 29.04 (relating to increases in the Fixed Rent); all fireproof wood test reports, electrical and air conditioning certificates, and all other permits, approvals and certificates required by all governmental authorities shall be timely obtained by Tenant and submitted to Owner; notwithstanding Owner's approval of plans and specifications for any Alteration, all Alterations shall be made and performed in full compliance with all applicable laws, orders and regulations (including, but not limited to, the New York State Energy Conservation Construction Code) of Federal, State, County and Municipal authorities and with all directions, pursuant to law, of all public officers, and with all applicable rules, orders, regulations and requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body; all Alterations shall be made and performed in accordance with the Building Rules and Building Rules for Alterations; all materials and equipment to be installed, incorporated or located in the Demised Premises as a result of all Alterations shall be in good condition and good working order and first quality; no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement of any kind; in the event Owner or its agents employ any independent architect or engineer to examine any plans or specifications submitted by Tenant to Owner in connection with any proposed Alteration, Tenant agrees to pay Owner a sum equal to any reasonable fees incurred by Owner in connection therewith. Owner agrees to cooperate with Tenant, at Tenant's expense, in Tenant's filing to obtain the necessary governmental permits for any Alteration made by Tenant in accordance with the provisions of this Lease, including, but not limited to, Article 6 and this Article.

         Section 3.02. Any mechanic's lien filed against the Demised Premises or the Building or the Real Property or the Real Property affected by the Air Rights Lease (as defined in Article 7) for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant, at Tenant's sole cost and expense, within twenty (20) days after the filing of such mechanic's lien.

         Section 3.03. Tenant shall not, at any time prior to or during the Demised Term, directly or indirectly employ or permit the employment of any contractor, mechanic or laborer in the Demised Premises, whether in connection with any Alteration or otherwise, if such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Owner, Tenant or others. In the event of any such interference or conflict, Tenant upon demand of Owner shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

         Section 3.04. Without in any way limiting the generality of the provisions of Section 3.01, all Alterations shall be made and performed in full compliance with (a) New York City Local Law #5 of 1973 and any successor law of like import and (b) all reasonable standards and practices adopted by Owner for fire safety in the Building. No Alteration shall affect all or any part of any Class E Fire Alarm and Communication system installed in the Demised Premises, except that in connection with any such Alteration Tenant may relocate certain components of such system, provided (i) such relocation shall be performed in a manner first reasonably approved by Owner, (ii) the new location of any such component shall be first reasonably approved by Owner, (iii) prior to any such relocation Tenant shall submit to Owner detailed plans and specifications therefor which shall be first reasonably approved by Owner, and (iv) Owner shall have the election of relocating such components either by itself or by its contractors, in which event all
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expenses reasonably incurred by Owner shall be reimbursed by Tenant upon demand of Owner, as additional rent.

         Section 3.05 In the event Tenant performs an Alteration in any space which is part of the Demised Premises and in connection therewith fifty-one (51%) percent or more of such space is being demolished then such Alteration is deemed to be a major Alteration for purposes of this Section. In the event that Tenant performs a major Alteration in any space which is part of the Demised Premises, Tenant, as part of such Alterations, shall be required, at Tenant's sole cost and expense, to install a sprinkler system in such space and in connection therewith the following provisions of this Section shall apply: (i) such sprinkler system must comply with all applicable laws, orders, rules and regulations; (ii) the supplying and installing of any such sprinkler system shall be made in accordance with the provisions of this Lease, including but not limited to the provisions of this Article and Article 6 and the type, brand, location and manner of installation of such sprinkler system shall be subject to Owner's prior reasonable approval; and (iii) Tenant shall make all repairs and replacements, as and when necessary, to such sprinkler system and any replacements thereof.

Notwithstanding anything contained in this Lease to the contrary, such sprinkler system or any replacement thereto and any installations in connection therewith, whether made by Tenant or Owner, shall upon expiration or sooner termination of the Demised Term be deemed the property of Owner. Owner represents to Tenant that Owner has retrofitted the Building standpipe to receive sprinklers, and Owner agrees that Tenant's obligations under Section 3.05 and/or Article 6 to install sprinkler systems in all or any part of the Demised Premises is conditioned on the Building standpipe being capable of receiving sprinklers on the particular floor of the Demised Premises in question and Owner's installing, at its sole expense, a sprinkler loop in any such floor if a sprinkler loop is required in connection with such sprinkler system.

         Section 3.07. Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Section 3.01 with respect to which request Owner has agreed, in such Section not unreasonably to withhold such consent or approval, may be submitted to arbitration by either party, by notice to the other, and, if so submitted, shall be finally determined by arbitration in the City of New York in accordance with the following provisions of this Section. Within five (5) business days next following the giving of any notice by either party to the other stating that it wishes such dispute to be so determined, Owner and Tenant shall each give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice. If either party shall fail to give notice of such designation within said five (5) business days, the arbitrator chosen by the other side shall make the determination alone. The two arbitrators shall designate a third arbitrator. If the two arbitrators shall fail to agree upon the designation of a third arbitrator within five (5) business days after the designation of the second arbitrator, then either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction, for the designation of such arbitrator. All arbitrators shall be persons who shall have had at least ten
(10) years continuous experience as architects or engineers in the construction industry in the Borough of Manhattan. The three (3) arbitrators shall conduct such hearings as they deem appropriate, making their determination in writing and giving notice to Owner and Tenant of their determination as soon as practicable, and if possible, within five (5) business days after the designation of the third arbitrator; the concurrence of any two of said arbitrators shall be binding upon Owner and Tenant, or in the event no two of the arbitrators shall render a concurrent determination, then the determination of the third arbitrator designated shall be binding upon Owner and Tenant. Judgment upon any awards rendered in any arbitration held pursuant to this Section shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Section, including the expenses and fees of any arbitrator selected by it in accordance with the provisions of this Section, and the parties shall share all other expenses and fees of any such arbitration. In making their determination, the arbitrators shall not subtract from, add to, or otherwise modify any of the provisions of this Lease. Owner and Tenant may, at their own expense, be represented by counsel and employ expert witness in any such arbitration. If the determination of any such arbitrator under this Section with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Section 3.01 shall be adverse to Owner, Owner shall be deemed to have granted the requested consent or approval but that shall be Tenant's sole remedy in such event and Owner shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such
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consent or approval.

                                                                (See Article 51)

                                    ARTICLE 4

                            OWNERSHIP OF IMPROVEMENTS

         Section 4.01. All appurtenances, fixtures, improvements, additions and other property attached to or installed in the premises demised in this Lease, whether by Owner or Tenant or others, and whether at Owner's expense, or Tenant's expense, or the joint expense of Owner and Tenant, shall be and remain the property of Owner, except that any such fixtures, improvements, additions, and other property installed at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Owner, and which are removable shall be and remain the property of Tenant and are referred to as "Tenant's Personal Property". Tenant shall have the right to either remove all or any portion of Tenant's Personal Property from the Demised Premises or leave all or any portion of Tenant's Personal Property in place at the expiration of the Demised Term, provided, however, that Tenant shall repair any damage occasioned by the removal of Tenant's Personal Property. Any replacements of any property of Owner, whether made at Tenant's expense or otherwise, shall be and remain the property of Owner.

                                                                (See Article 60)

                                    ARTICLE 5

                                     REPAIRS

         Section 5.01. Tenant shall take good care of the Demised Premises (including, but not limited to, any Class E Fire Alarm and Communication system installed therein and any installations made or equipment installed therein as a result of any requirement of New York City Local Law #16 of 1984 or any successor law of like import) and, at Tenant's sole cost and expense, shall make all repairs and replacements, structural and otherwise, as and when needed to preserve the Demised Premises (including, but not limited to, any Class E Fire Alarm and Communication system installed therein and any installations made or equipment installed therein as a result of any requirement of New York City Local Law #16 of 1984 or any successor law of like import) in good working order and condition, except that Tenant shall not be required to make any such repairs or replacements to the Demised Premises unless necessitated or occasioned by the improper acts, improper omissions or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or occupancy of the Demised Premises by Tenant or any such person (in contradistinction to the mere use or occupancy of the Demised Premises as offices). Without affecting Tenant's obligations set forth in the preceding sentence, Tenant, at Tenant's sole cost and expense, shall also (i) make all repairs and replacements and perform all maintenance, as and when necessary, to the lamps, tubes, ballasts, and starters in the lighting fixtures installed in the Demised Premises and all HVAC (as defined in Section 29.02) equipment installed in the Demised Premises, (other than the Building standard HVAC equipment) (ii) make all repairs and replacements, as and when necessary, to Tenant's Personal Property and to any Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant, (iii) make all replacements, as and when necessary, to all windows and plate an other glass in, on or about the Demised Premises, except that Owner, at Owner's sole cost and expense, shall make all replacements to all perimeter windows unless such replacements are necessitated or occasioned by the improper acts, improper omissions or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, (iv) obtain and maintain, throughout the Demised Term, plate glass insurance policies issued by companies, and in form and amounts, satisfactory to Owner, in which Owner, its agents and any lessor under any ground or underlying lease shall be named as parties insured, and (v) perform all maintenance and make all repairs and replacements, as and when necessary, to any private elevators, escalators, conveyors or mechanical systems which may be installed in the Demised Premises by Owner, at Tenant's request, Tenant or others acting on behalf of Tenant. However, the provisions of the foregoing sentence shall not be deemed to give to Tenant any right to install any private elevators, escalators, conveyors or mechanical systems. All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed in conformity with, and subject to the provisions of, the third (3rd) sentence of Section 3.01 and shall be at least equal in quality and class to the original work or installation. Owner shall perform all maintenance and make all repairs and replacements, as and when necessary, to the sprinkler systems to be installed in the Demised Premises by Tenant in accordance with the provisions of Section 3.05, unless the necessity for such repairs or replacements are occasioned by the improper acts, improper omissions or negligence of Tenant or any person claiming through or under Tenant. Tenant shall give Owner reasonable access to the Demised Premises to perform such maintenance, and to make any such repairs or replacements to such sprinkler systems. Owner shall have the option of making any repairs or replacements to such sprinkler systems which are Tenant's obligation hereunder either by itself or its agents or contractors, in which event all costs and expenses incurred by Owner in connection with any such repairs or replacements to such sprinkler systems which are Tenant's obligation hereunder shall be paid by Tenant to Owner within ten (10) days next following rendition of a statement thereof by Owner to Tenant.

                                   ARTICLE 6

                              COMPLIANCE WITH LAWS

         Section 6.01. Subject to Owner's obligation (i) to make payments to Tenant against the cost and expense to Tenant in supplying and installing sprinkler systems in the Demised Premises in accordance with the provisions of
Section 3.05 of this Lease and (ii) under Article 51 of this Lease, Tenant, at Tenant's sole cost and expense, shall comply with all laws, orders and regulations (including, but not limited to, the New York State Energy Conservation Construction Code) of Federal, State County and Municipal authorities, and with all directions, pursuant to law, of all public officers, which shall impose any duty upon Owner or Tenant with respect to the Demised Premises or the use or occupation thereof, including, but not limited to, the installation and maintenance of a sprinkler system to serve the Demised Premises or any part thereof, and any requirement of New York City Local Law #16 of 1984 or any successor law of like import, except that Tenant shall not be required to make any Alterations in order so to comply unless such Alterations shall be necessitated or occasioned, in whole or in part, by the improper acts, improper omissions, or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or occupancy of the Demised Premises by Tenant or by any such person (in contradistinction to the mere use or occupancy of the Demised Premises as offices). Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article shall be made in conformity with, and subject to the provisions of, the third (3rd) sentence of Section 3.01. For the purposes of this Article, the installation of a sprinkler system shall be deemed to be a non-structural Alteration. Any installation of such sprinkler system, which is performed pursuant to the provisions of this Article 6, shall be made in conformity with the provisions of Section 3.05, as modified by the following provisions of this Section 6.01. Tenant agrees that the prices charged by the contractors employed by Tenant to supply and install such any sprinkler system shall be comparable to the generally prevailing prices then charged by contractors in the Borough of Manhattan for similar work. Provided that Tenant shall not then be in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond any applicable grace period for the curing of such default, and further provided that Tenant shall supply and install any such sprinkler system to serve the Demised Premises or any part thereof in accordance with, and subject to, the provisions of Articles 3 and 6 hereof, Owner agrees to make payments equal to one-half (1/2) of the cost to Tenant of supplying and installing any such sprinkler system in the Demised Premises or any part thereof, as the case may be. Owner shall make such payments directly to Tenant's contractor as the work progresses upon Tenant's submission to Owner of invoices from Tenant's contractor indicating the amounts due from Tenant for such work, provided, however, that at no time shall Owner be required to pay more than one-half (1/2) of any amount due by Tenant or more than one-half (1/2) of the value of the work in place.

         Section 6.02. Tenant shall not do anything, or permit anything to be done, in or about the Demised Premises which shall (i) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Owner, or (iii) subject Owner to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Demised Premises, or (iv) cause any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body, including, but not limited to, the installation and maintenance of a sprinkler system to serve the Demised Premises or any part thereof, and any requirement of New York City Local Law #16 of 1984 or any successor law of similar import.

         Section 6.03. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make up" of rates applicable to the Building or property located therein issued by the New York Fire Insurance Rating Organization, or other similar body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Building or property located therein.

         Section 6.04. If any alterations to the Building, including, but not limited to, the Demised Premises, are made by Owner in order to comply with any amendment to New York City Local Law #5 of 1973 enacted after the date of this Lease or any successor law to New York City Local Law #5 of 1973 of like import, at any time after the date of this Lease and prior to the Expiration Date, the cost of any such alterations shall, for the purposes of this Section, be deemed amortized by Owner in accordance with an amortization schedule with a reasonable interest factor included therein, determined by Owner, in Owner's reasonable judgement, and during each calendar year which shall include any part of the Demised Term for which such amortization shall be applicable. Tenant shall pay to Owner a sum equal to Tenant's Proportionate Share (as defined in Article 23) of any such amortization and interest applicable to such calendar year.

                                                        (See Articles 45 and 51)

                                                                (See Article 43)

                                    ARTICLE 8

                               PROPERTY LOSS, ETC.

         Section 8.01. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Owner nor Owner's agents shall be liable for any loss of or damage to any such property by theft or otherwise. Neither (i) the performance by Owner, Tenant or others of any decorations, repairs, alterations, additions or improvements in or to the Building or the Demised Premises, nor (ii) the failure of Owner or others to make any such decorations, repairs, alterations, additions or improvements, nor (iii) any damage to the Demised Premises or to the property of Tenant, nor any injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, nor (iv) any latent defect in the Building or in the Demised Premises, nor (v) any temporary closing or, darkening or bricking up of any windows, including show windows, of the Demised Premises for any reason whatsoever including, but not limited to, Owner's own acts, or any permanent closing, darkening or bricking up of any such windows as (a) required by law, or
(b) related to any construction upon adjacent property by Owner or others, nor
(vi) any inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (i) through (v), shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or any lessor under any ground or underlying lease, other than such liability as may be imposed upon Owner by law for Owner's negligence or the negligence of Owner's agents, servants or employees in the operation or maintenance of the Building or for the breach by Owner of any express covenant of this Lease on Owner's part to be performed. Tenant's taking possession of the Demised Premises shall be presumptive evidence, as against Tenant, that, at the time such possession was so taken, the Demised Premises were in good and satisfactory condition.

                                    ARTICLE 9

                      DESTRUCTION - FIRE OR OTHER CASUALTY

         Section 9.01. If the Demised Premises shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Owner of such damage, Owner, at Owner's expense, shall repair such damage. However, Owner shall have no obligation to repair any damage to, or to replace, Tenant's Personal Property or any other property or effects of Tenant. Except as otherwise provided in Section 9.03, if the entire Demised Premises shall be rendered untenantable by reason of any such damage, the Fixed Rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired, and if only a part of the Demised Premises shall be so rendered untenantable, the Fixed Rent shall abate for such period in the proportion which the area of the part of the Demised Premises so rendered untenantable bears to the total area of the Demised Premises. However, if, prior to the date when all of such damage shall have been repaired, any part of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which the Fixed Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Owner agrees that if it is reimbursed by its rent insurance policies covering the Building for a time following the date the Demised Premises, or any part thereof, shall once again become tenantable and prior to the date Tenant shall resume the conduct of its business in the Demised Premises or such part thereof, in which time period Tenant enters the Demised Premises to perform work therein to re-install or repair its business equipment and other personal property, any abatement with respect to such space shall extend beyond the date such space has become so tenantable by the number of days that such rent insurance policy provides Owner with reimbursement for Tenant to perform such work. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law, and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof. Notwithstanding the foregoing provisions of this Section, if, prior to or during the Demised Term, (i) the Demised Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Owner shall decide not to restore the Demised Premises, or (ii) the Building shall be so damaged by fire or other casualty that, in Owner's opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Demised Premises shall have been damaged or rendered untenantable), then, in any of such events, Owner, at Owner's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five
(5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, the Fixed Rent shall be apportioned as of such date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

         Section 9.02. Owner shall attempt to obtain and maintain, throughout the Demised Term, in Owner's fire insurance policies covering the Building, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the Building. In the event that at any time Owner's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions, Owner shall give Tenant notice thereof. In such event, if Tenant agrees, in writing, to reimburse Owner for such additional premium for the remainder of the Demised Term, Owner shall require the inclusion of such or similar provisions by Owner's fire insurance carriers. As long as such or similar provisions are included in Owner's fire insurance policies then in force, Owner hereby waives (i) any obligation on the part of Tenant to make repairs to the Demised Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Demised Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time Owner's fire insurance carriers shall not include such or similar provisions in Owner's fire insurance policies, the waivers set forth in the foregoing sentence shall, upon notice given by Owner to Tenant, be deemed of no further force or effect. During any period while the foregoing waiver of right of recovery is in effect Owner shall look solely to the proceeds of such policies to compensate Owner for any loss occasioned by fire or other casualty which is an insured risk under such policies.

         Section 9.03. Except to the extent expressly provided in Section 9.02, nothing contained in this Lease shall relieve Tenant of any liability to Owner or to its insurance carriers which Tenant may have under law or the provisions of this Lease in connection with any damage to the Demised Premises or the Building by fire or other casualty. Notwithstanding the provisions of Section 9.01, if any such damage, occurring after any date when the waivers set forth in
Section 9.02 are no longer in force and effect, is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, contractors, visitors or licensees, then there shall be no abatement of Fixed Rent by reason of such damage.

         Section 9.04. Tenant shall attempt to obtain and maintain, throughout the Demised Term, in Tenant's fire insurance policies covering Tenant's property in the Demised Premises, and Tenant's use and occupancy of the Demised Premises, and/or Tenant's profits (and shall cause any other permitted occupants of the Demised Premises to attempt to obtain and maintain, in similar policies), provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time the fire insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Tenant shall give Owner notice thereof. In such event, if Owner agrees, in writing, to reimburse Tenant or any person claiming through or under Tenant, as the case may be, for such additional premium for the remainder of the Demised Term, Tenant shall require the inclusion of such or similar provisions by such fire insurance carriers. As long as such or similar provisions are included in such fire insurance policies then in force. Tenant hereby waives (and agrees to cause any other permitted occupants of the Demised Premises to execute and deliver to Owner written instruments waiving) any right of recovery against Owner, any lessors under any ground or underlying leases, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Owner or of any such lessor, or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time such fire insurance carriers shall not include such or similar provisions in any such fire insurance policy, the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Owner, be deemed of no further force or effect, with respect to any insured risks under such policy from and after the giving of such notice. During any period while the foregoing waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Demised Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies.

                                                                (See Article 53)

                                   ARTICLE 10

                                 EMINENT DOMAIN

         Section 10.01. If the whole of the Demised Premises shall be acquired or condemned for any public or quasipublic use or purpose, this Lease and the Demised Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the Demised Premises shall be so acquired or condemned then, except as otherwise provided in this Section, this Lease and the Demised Term shall continue in force and effect but, from and after the date of the vesting of title, the Fixed Rent shall be reduced in the proportion which the area of the part of the Demised Premises so acquired or condemned bears to the total area of the Demised Premises immediately prior to such acquisition or condemnation. If only a part of the Real Property shall be so acquired or condemned, then (i) whether or not the Demised Premises shall be affected thereby, Owner, at Owner's option, may give to Tenant, within sixty (60) days next following the date upon which Owner shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease, provided that Owner shall similarly terminate substantially all of the other tenants in the Building and (ii) if the part of the Real Property so acquired or condemned shall contain more than ten (10%) per cent of the total area of the Demised Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Demised Premises, Tenant, at Tenant's option, may give to Owner, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five
(5) days' notice of termination of this Lease. In the event any such five (5) days' notice of termination is given, by Owner or Tenant, this Lease and the Demised Term shall come to an end and expire upon the expiration of said five
(5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Demised Premises shall be so acquired or condemned and this Lease and the Demised Term shall not be terminated pursuant to the foregoing provisions of this Section. Owner, at Owner's expense, shall restore that part of the Demised Premises not so acquired or condemned to a self-contained rental unit. In the event of any termination of this Lease and the Demised Term pursuant to the provisions of this Section, the Fixed Rent shall be apportioned as of the date of sooner termination and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

         Section 10.02. In the event of any such acquisition or condemnation of all or any part of the Real Property, Owner shall be entitled to receive the entire award for any such acquisition or condemnation. Tenant shall have no claim against Owner or the condemning authority for the value of any unexpired portion of the Demised Term and Tenant hereby expressly assigns to Owner all of its right in and to any such award. Nothing contained in this Section shall be deemed to prevent Tenant from making a claim in any condemnation proceedings for the value of any items of Tenant's Personal Property which are compensable, in law, as trade fixtures and Tenant's moving expenses provided that such claim for moving expenses is authorized by law and will not in any way diminish the award for the Real Property to which Owner would be entitled.

                                   ARTICLE 11

                           ASSIGNMENT AND SUBLETTING

         Section 11.01. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, covenants that, without the prior consent of Owner in each instance, it shall not (i) assign whether by merger, consolidation or otherwise, mortgage or encumber its interest in this Lease, in whole or in part, or (ii) sublet, or permit the subletting of, the Demised Premises or any part thereof, or (iii) permit the Demised Premises or any part thereof to be occupied, or used for desk space, mailing privileges or otherwise, by any person other than Tenant. The sale, pledge, transfer or other alienation of more than forty-nine (49%) percent of (a) any of the issued and outstanding capital stock of any corporate Tenant or (b) any interest in any partnership or joint venture Tenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed for the purposes of this Section as an assignment of this Lease which shall require the prior consent of Owner in each instance. Notwithstanding anything to the contrary contained in this Section, the provisions of subdivision (a) of this Section shall not be applicable (i) in the event that the capital stock of any corporate Tenant is listed for trading on any recognized stock exchange; (ii) to the initial offering of the capital stock of any corporate Tenant to the public in a so-called "public offering" and (iii) to the issuance of stock to employees pursuant to an employee stock ownership plan.

         Section 11.02. If Tenant's interest in this Lease is assigned, whether or not in violation of the provisions of this Article, Owner may collect rent from the assignee: if the Demised Premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this Article, Owner, after default by Tenant under this Lease, may collect rent from the subtenant, user or occupant. In either case, Owner shall apply the net amount collected to the rents reserved in this Lease, but neither any such assignment, subletting, occupancy, or use, whether with or without Owner's prior consent, nor any such collection or application, shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by Owner of such assignee, subtenant, occupant or user as tenant. The consent by Owner to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior consent of Owner to any further assignment, subletting, occupancy or use. The listing of any name other than that of Tenant on any door of the Demised Premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or in the Demised Premises, or be deemed to constitute, or serve as a substitute for, any prior consent of Owner required under this Article, and it is understood that any such listing shall constitute a privilege extended by Owner which shall be revocable at Owner's will by notice to Tenant. Tenant agrees to pay to Owner reasonable counsel fees incurred by Owner in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Demised Premises or any part thereof. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant, nor any collection of rent by Owner from any person other than Tenant as provided in this Section, nor any application of any such rent as provided in this Section shall, in any circumstances, relieve Tenant of its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

         Section 11.03. As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond any applicable grace period for the curing of such default, Owner agrees not unreasonably to withhold Owner's prior consent to sublettings from time to time by Tenant of all or parts of the Demised Premises to not more than three (3) subtenants. Each such subletting shall be for undivided occupancy by the subtenant of that part of the Demised Premises affected thereby, for the use permitted in this Lease, except that the enumerated products set forth in
Section 2.01 shall be manufactured by or for such subtenant and sold by such subtenant for its own account, and not as a representative or agent of any other person, and at no time shall there be more than three (3) occupants including Tenant, in the Demised Premises. At least thirty (30) days prior to any proposed subletting, Tenant shall submit to Owner a statement containing the name and address of the proposed subtenant and all of the principal terms and conditions of the proposed subletting including, but not limited to, the proposed commencement and expiration dates of the term thereof. Provided that Tenant has submitted to Owner the statement required to be submitted in connection with such proposed subletting, in the event Owner shall fail to respond to Tenant's request to sublet set forth in such statement within thirty (30) days after submission by

Tenant to Owner of such statement, then Tenant's request to sublet shall be deemed denied. Unless the proposed sublet area shall constitute an entire floor or floors, such statement shall be accompanied by a floor plan delineating the proposed sublet area. Owner may, however, withhold such consent if, in Owner's reasonable judgment, the occupancy of the proposed subtenant will impair the character or dignity of the Building or impose any additional burden upon Owner in the operation of the Building or if Owner shall have any other reasonable objections to the proposed subletting. In the event of any dispute between Owner and Tenant as to the reasonableness of Owner's refusal to consent to any subletting, such dispute shall be determined by arbitration in the City of New York in accordance with the provisions of Section 39.03. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. If the determination of any such arbitration shall be adverse to Owner, Owner, nevertheless, shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent, and Tenant's sole remedy in such event shall be to enter into the proposed subletting. Notwithstanding the foregoing provisions of this Section, (1) in the event Tenant proposes to sublet all or substantially all of the Demised Premises, Owner, at Owner's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Owner of the statement required to be submitted in connection with such subletting, a notice terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the Expiration Date, the Fixed Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant; or (2) in the event Tenant proposes to sublet all or any portion of the Demised Premises, Owner, at Owner's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Owner of the statement required to be submitted in connection with such proposed subletting, a notice electing to eliminate such portion of the Demised Premises (said portion is referred to as the "Eliminated Space") from the Demised Premises during the period (referred to as the "Elimination Period") commencing on the date (referred to as the "Elimination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and ending on the proposed expiration date of the term of the proposed subletting, as set forth in such statement, and in the event such notice is given (i) the Eliminated Space shall be eliminated from the Demised Premises during the Elimination Period; (ii) Tenant shall surrender the Eliminated Space to Owner on or prior to the Elimination Date in the same manner as if said Date were the Expiration Date: (iii) if the Eliminated Space shall constitute less than an entire floor, Owner, at Owner's expense, shall have the right to make any alterations and installations in the Demised Premises required, in Owner's judgment, reasonably exercised, to make the Eliminated Space a self-contained rental unit with access through corridors to the elevators and core toilets serving the Eliminated Space, and if the Demised Premises shall contain any core toilets or any corridors (including any corridors proposed to be constructed by Owner pursuant to this subdivision [iii]), providing access from the Eliminated Space to the core area, Owner and any tenant or other occupant of the Eliminated Space shall have the right to use such toilets and corridors in common with Tenant and any other permitted occupants of the Demised Premises, and the right to install signs and directional indicators in or about such corridors indicating the name and location of such tenant or other occupant; (iv) during the Elimination Period, the Fixed Rent, the Demised Premises Area (as defined in
Article 23), and the relevant Electrical Inclusion Factor, and, if the Demised Premises shall not have been submetered, then the Public Light and Power Factor (as defined in Section 29.04), as the relevant Electrical Inclusion Factor, and, if the Demised Premises shall not have been submetered, then the Public Light and Power Factor may have been adjusted previously pursuant to the provisions of said Section, shall each be reduced in the proportion which the area of the Eliminated Space bears to the total area of the Demised Premises immediately prior to the Elimination Date (including an equitable portion of the area of any corridors referred to in subdivision (iii) of this sentence as part of the area of the Eliminated Space for the purpose of computing such reduction), and in the event that the Eliminated Space shall be the entire Demised Premises, during the Elimination Period, Tenant shall have no rights with respect to the Demised Premises nor any obligations with respect to the Demised Premises, including, but not limited to, any obligations to pay Fixed Rent or any increases therein or any additional rent, and any prepaid portion of Fixed Rent for any period after the Elimination Date allocable to the Eliminated Space shall be refunded by Owner to Tenant; (v) there shall be an equitable apportionment of any increase in the Fixed Rent pursuant to Article 23 for the Escalation Year and Tax Escalation Year (as defined in Article 23) in which said Elimination Date shall occur; (vi) if the Elimination Period shall end prior to the Expiration Date, the Eliminated
Space, in its then existing condition, shall be deemed restored to and once again a part of the Demised Premises during the period (referred to as the "Restoration Period") commencing on the date next following the expiration of the Elimination Period and ending on the Expiration Date, (vii) during the Restoration Period, if any, the Fixed Rent, the Demised Premises Area and the Electrical Inclusion Factor, as the Electrical Inclusion Factor may have been adjusted previously pursuant to the provisions of Section 29.04, shall each be increased in the proportion which the area of the Eliminated Space bears to the total area of the Demised Premises immediately prior to the commencement of the Restoration Period including an equitable portion of the area of any corridors referred to in subdivision (iii) of this sentence as a part of the area of the Eliminated Space for the purpose of computing such increases and in the event that the Eliminated Space shall be the entire Demised Premises, during the Restoration Period, the Demised Premises, in its then existing condition, shall be deemed restored to Tenant and Tenant shall have all rights with respect to the Demised Premises which are set forth in this Lease and all obligations with respect to the Demised Premises which are set forth in this Lease, including, but not limited to, the obligations for the payment of Fixed Rent and any increases therein and any additional rent (as they would have been adjusted if Tenant occupied the Demised Premises during the Elimination Period): and (viii) there shall be an equitable apportionment of any increase in the Fixed Rent pursuant to Article 23 for the Escalation Year and Tax Escalation Year in which the Restoration Period, if any, shall commence: however, notwithstanding the foregoing. Owner and Tenant acknowledge the possibility that all or any of the tenants or occupants of the Eliminated Space may not have vacated and surrendered all or any portions of the Eliminated Space to Owner by the commencement of the Restoration Period: accordingly, notwithstanding anything to the contrary contained in the foregoing provisions of this Section (x) the Restoration Period applicable to the Eliminated Space shall commence on the commencement of the Restoration Period with respect to those portions, if any, of the Eliminated Space which are vacant on the commencement of the Restoration Period and with respect to those portions, if any, of the Eliminated Space which are not vacant on the commencement of the Restoration Period on the respective later date or dates upon which such portions of the Eliminated Space become vacant and Owner gives notice to Tenant of such vacancy and the Expiration Date shall not be affected thereby, the increases in the Fixed Rent, the Demised Premises Area and the Electrical Inclusion Factor, as the Electrical Inclusion Factor may have been adjusted pursuant to the provisions of Section 29.04, shall be equitably adjusted to reflect the fact that all or any portions of the Eliminated Space have not been restored to Tenant on the commencement of the Restoration Period but are restored to Tenant and included back in the Demised Premises on a date or dates after the commencement of the Restoration Period and
(y) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby and (z) Tenant waives any right to rescind this Lease and to recover any damages which may result from the failure of Owner to deliver possession of all or any portions of the Eliminated Space on the commencement of the Restoration Period and Owner shall institute, within thirty (30) days after the commencement of the Restoration Period, possession proceedings against any tenants and occupants who have not so vacated and surrendered all or any portions of the Eliminated Space, and shall prosecute such proceedings with reasonable diligence. At the request of Owner,Tenant shall execute and deliver an instrument or instruments, in form satisfactory to Owner, setting forth any modifications to this Lease contemplated in or resulting from the operation of the foregoing provisions of this Section; however, neither Owner's failure to request any such instrument nor Tenant's failure to execute or deliver any such instrument shall vitiate the effect of the foregoing provisions of this Section. The failure by Owner to exercise its option under this Section with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the premises affected thereby or any other portion of the Demised Premises. Owner and Tenant agree that (xx) in connection with any assignment of Tenant's interest in this Lease or any subletting of all or any portion of the Demised Premises any increase in the rental value of the Demised Premises over and above the Fixed Rent payable pursuant to the provisions of this Lease, as such Fixed Rent may be increased from time to time pursuant to the provisions of this Lease, and (yy) any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant in connection with an assignment of the Tenant's interest in this Lease or the interest of any subtenant or other person claiming through or under Tenant under any sublease shall accrue to the benefit of Owner and not to the benefit of Tenant, or of any subtenant or other person claiming through or under Tenant, or of the creditors of Tenant or of any such subtenant or other person claiming through or under Tenant. Accordingly, it is agreed that if Owner shall fail to exercise its option to sooner terminate this Lease in connection with any proposed subletting by Tenant of all or substantially all of the Demised Premises, or its option to eliminate the Demised Premises or to eliminate from the Demised Premises any portion thereof in connection with any proposed subletting by Tenant of the entire Demised Premises or any portion thereof, or if any subtenant or other person claiming through or under Tenant shall sublet all or any portion of the Demised Premises, Tenant shall pay to Owner a sum equal to fifty (50%) percent of any Subletting Profit, as such term is hereinafter defined. All rentals and other sums (including, but not limited to, sums paid for the sale or rental of any fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized [on a straight-line basis over the term of this Lease or, in the event of a further subletting, over the term of the initial sublease, as the case may be] cost thereof, which were provided and installed in the sublet premises at the sole cost and expense of Tenant or such subtenant or other person claiming through or under Tenant and for which no allowance or other credit has been given) payable by any subtenant to Tenant or to any subtenant or other person claiming through or under Tenant in connection with (i) any subletting of the entire Demised Premises in excess of the Fixed Rent then payable by Tenant to Owner under this Lease, or (ii) any subletting of a portion of the Demised Premises in excess of that proportion of the Fixed Rent payable by Tenant to Owner under this Lease which the area of the portion of the Demised Premises so sublet bears to the total area of the Demised Premises, are referred to, in the aggregate, as "Subletting Profit"; in computing any Subletting Profit it shall be deemed that the rental reserved under any such subletting shall commence to accrue as of the commencement of the term of such subletting even if such rental actually commences to accrue as of a date subsequent to such commencement and there shall be deducted (i) a single brokerage commission (unless Tenant's exclusive broker employs another broker, in which case the total commission cannot exceed an amount equal to the lesser of the total commission paid by Tenant or a commission and one-half), at rates not to exceed generally prevailing rates in the Borough of Manhattan at the time such commission is incurred, if any such commission shall be incurred by Tenant or any such subtenant or other person claiming through or under Tenant in connection with such subletting (ii) reasonable attorney's fees, if such attorney's fees are incurred by Tenant or any such subtenant or other person in connection with such subletting, (iii) reasonable advertising fees, if such advertising fees are incurred by Tenant or any such subtenant or other person in connection with such subletting, (iv) reasonable alteration costs, not exceeding Twenty ($20) Dollars per rentable square foot, if such alteration costs are incurred by Tenant or any such subtenant or other person in connection with such subletting, and (v) the amount of any rent abatement or rent holiday of the sublet rental under such sublease granted by Tenant to such subtenant, provided that the amount of such deducted rent abatement or holiday shall not exceed the aggregate sum of the first three (3) months rental under the sublease, which deductions for such brokerage commission, attorney's fees, advertising expenses, alteration costs and amount of any rent abatement or rent holiday shall be amortized on a straight line basis over the entire term of such subletting. Owner and Tenant agree that if Tenant, or any subtenant or other person claiming through or under Tenant, shall assign or have assigned its interest as Tenant under this Lease or its interest as subtenant under any sublease, as the case may be, Tenant shall pay to Owner a sum equal to any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant for such assignment. All sums payable hereunder by Tenant shall be paid to Owner as additional rent immediately upon such sums being paid to Tenant or to any subtenant or other person claiming through or under Tenant and, if requested by Owner, Tenant shall promptly enter into a written agreement with Owner setting forth the amount of such sums to be paid to Owner; however, neither Owner's failure to request the execution of such agreement nor Tenant's failure to execute such agreement shall vitiate the provisions of this Section. For the purposes of this Article, a trustee, receiver or other representative of the Tenant's or any subtenant's estate under any federal or state bankruptcy act shall be deemed a person claiming through or under Tenant. Neither Owner's consent to any subletting nor anything contained in this Section shall be deemed to grant to any subtenant or other person claiming through or under Tenant the right to sublet all or any portion of the Demised Premises or to permit the occupancy of all or any portion of the Demised Premises by others. Neither any subtenant referred to in this Section nor its heirs, distributees, executors, administrators, legal representatives, successors nor assigns, without the prior consent of Owner in each instance, shall (i) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any sublease, in whole or in part, or (ii) sublet, or permit the subletting of, that part of the Demised Premises affected by such subletting or any part thereof, or (iii) permit such part of the Demised Premises affected by such subletting or any part thereof to be occupied or used for desk space, mailing privileges or otherwise, by any person other than such subtenant. The sale, pledge, transfer or other alienation of more than forty-nine (49%) percent of (a) any of the issued and outstanding capital stock of any corporate subtenant or (b) any interest in any partnership or joint venture subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed for the purposes of this Section as an assignment of such sublease which shall require the prior consent of Owner in each instance.

         Section 11.04. In the event that, at any time after Tenant may have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in subsections 16.01(c) and
(d), or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to Section 16.01 based upon any of the Events of Default set forth in said subsections, Tenant, upon request of Owner given within thirty (30) days next following any such disaffirmance, rejection or termination (and actual notice thereof to Owner in the event of a disaffirmance or rejection or in the event of termination other than by act of Owner), shall
(i) pay to Owner all Fixed Rent, additional rent and other charges due and owing by the assignee to Owner under this Lease to and including the date of such disaffirmance, rejection or termination, and (ii) as "tenant", enter into a new lease with Owner of the Demised Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date unless sooner terminated as in such lease provided, at the same Fixed Rent and then executory terms, covenants and conditions as are contained in this Lease, except that (a) Tenant's rights under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any person claiming through or under such assignee or by virtue of any statute or of any order of any court, and (b) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and (c) such new lease shall require Tenant to pay all increases in the Fixed Rent reserved in this Lease which, had this Lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions of
Article 23 of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. In the event Tenant shall default in its obligation to enter into said new lease for a period of ten (10) days next following Owner's request therefor, then, in addition to all other rights and remedies by reason of such default, either at law or in equity, Owner shall have the same rights and remedies against Tenant as if Tenant had entered into such new lease and such new lease had thereafter been terminated as at the commencement date thereof by reason of Tenant's default thereunder.

                                                                (See Article 39)

                                                                (See Article 38)

                                   ARTICLE 13

                           ACCESS TO DEMISED PREMISES

         Section 13.01. Owner and its agents shall have the following rights in and about the Demised Premises: (i) to enter the Demised Premises at all times to examine the Demised Premises or for any of the purposes set forth in this Article or for the purpose of performing any obligation of Owner under this Lease or exercising any right or remedy reserved to Owner in this Lease, and if Tenant, its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Demised Premises at any time when such entry shall be necessary or permissible, to use a master key or to forceably enter the Demised Premises; (ii) to erect, install, use and maintain pipes, ducts and conduits in and through the Demised Premises; (iii) to exhibit the Demised Premises to others; (iv) to make such decorations, repairs, alterations, improvements or additions, and to perform such maintenance, including, but not limited to, the maintenance of all heating, air conditioning, elevator, plumbing, electrical and other mechanical facilities, as Owner may deem necessary or desirable; (v) to take all materials into and upon the Demised Premises that may be required in connection with any such decorations, repairs, alterations, improvements, additions or maintenance; and (vi) during the last three (3) months of the Demised Term to alter, renovate and decorate the Demised Premises provided that Tenant shall have removed all or substantially all of Tenant's property from the Demised Premises. Owner shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known.

         Section 13.02. All parts (except surfaces facing the interior of the Demised Premises) of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Demised Premises, all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, plumbing, electrical and other mechanical facilities, service closets and other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Owner. Owner also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently or unreasonably obstruct Tenant's access to the Demised Premises. Nothing contained in this Article 13 shall impose any obligation upon Owner with respect to the operation, maintenance, alteration or repair of the Demised Premises or the Building.

         Section 13.03. Owner and its agents shall have the right to permit access to the Demised Premises, whether or not Tenant shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any property of Tenant or any other occupant of the Demised Premises, or for any other lawful purpose, or by any representative of the fire, police, building, sanitation or other department of the City, State or Federal Governments. Neither anything contained in this Section, nor any action taken by Owner under this Section, shall be deemed to constitute recognition by Owner that any person other than Tenant has any right or interest in this Lease or the Demised Premises.

         Section 13.04. The exercise by Owner or its agents of any right reserved to Owner in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or upon any lessor under any ground or underlying lease, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                                                                (See Article 41)

                                   ARTICLE 14

                                  VAULT SPACE

         Section 14.01. The Demised Premises do not contain any vaults, vault space or other space outside the boundaries of the Real Property, notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan. Owner makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license, and if any such license shall be revoked, or if the amount of such space shall be diminished or required by any Federal, State or Municipal Authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner. Any fee, tax or charge imposed by any governmental authority for any such vault, vault space or other space which shall be used by Tenant shall be paid by Tenant.

                                   ARTICLE 15

                            CERTIFICATE OF OCCUPANCY

         Section 15.01. Tenant will not at any time use or occupy, or permit the use or occupancy of, the Demised Premises in violation of any Certificate of Occupancy covering the Demised Premises. Owner agrees that a temporary or permanent Certificate of Occupancy covering the Demised Premises will be in force on the Commencement Date permitting the Demised Premises to be used as "offices." However, neither such agreement, nor any other provision of this Lease, nor any act or omission of Owner, its agents or contractors, shall be deemed to constitute a representation or warranty that the Demised Premises, or any part thereof, may be lawfully used or occupied for any particular purpose or in any particular manner. In contradistinction to mere use as "offices." Owner represents to Tenant that the existing Certificate of Occupancy covering the Demised Premises permits the Demised Premises to be used as offices.

                                   ARTICLE 16

                                     DEFAULT

         Section 16.01. Upon the occurrence, at any time prior to or during the Demised Term, of any one or more of the following events (referred to as "Events of Default"):

                  (a) if Tenant shall default in the payment when due of any installment of

         Fixed Rent or in the payment when due of any additional rent, and such default shall continue for a period of ten (10) days after notice by Owner to Tenant of such default; or

                  (b) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Fixed Rent and additional rent) and Tenant shall fail to remedy such default within fifteen (15) days after notice by Owner to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of fifteen (15) days and Tenant shall not commence within said period of fifteen (15) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

                  (c) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

                  (d) if, within ninety (90) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within ninety (90) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied or

                  (e) if Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Owner of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

                  (f) if the Demised Premises shall become vacant, for a period in excess of ninety (90) consecutive days or abandoned; or

                  (g) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 11,

then, upon the occurrence, at any time prior to or during the Demised Term, of any one or more such Events of Default, Owner, at any time thereafter, at Owner's option, may give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages and all other sums payable pursuant to the provisions of Article 18.

         Section 16.02. If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in subsections (c) and (d) of Section 16.01, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Owner from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said subsections (c) and (d) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of any such compensation by Owner shall not be deemed an acceptance of rent or a waiver on the part of Owner of any rights under Section 16.01.

                                   ARTICLE 17

                                    REMEDIES

         Section 17.01. If Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any additional rent and such default shall continue for a period of ten (10) days after notice by Owner to Tenant of such default or if this Lease and the Demised Term shall expire and come to an end as provided in Article 16:

                  (a) Owner and its agents and servants may immediately, or at any time thereafter or after the date upon which this Lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

                  (b) Owner, at Owner's option, may relet the whole or any part or parts of the Demised Premises, from time to time, either in the name of Owner or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Owner, in its sole discretion, may determine. Owner shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; Owner, at Owner's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Owner, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

         Section 17.02. Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Owner, or (iii) any expiration or termination of this Lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter" "re-entry" and "reentered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth is cumulative and shall not preclude Owner from invoking any other remedy allowed by law or in equity.

                                                                (See Article 56)

                                   ARTICLE 18

                                    DAMAGES

         Section 18.01. If this Lease and the Demised Term shall expire and come to an end as provided in Article 16, or by or under any summary proceeding or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

                  (a) Tenant shall pay to Owner all Fixed Rent, additional rent and other charges payable under this Lease by Tenant to Owner to the date upon which this Lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Owner, as the case may be; and

                  (b) Tenant shall also be liable for and shall pay to Owner, as damages, any deficiency (referred to as "Deficiency") between the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 17.01 for any part of such period (first deducting from the rents collected under any such reletting all of Owner's expenses in connection with the termination of this Lease or Owner's re-entry upon the Demised Premises and with such reletting including, but not limited to all repossession costs, brokerage commissions, legal expenses, attorney's fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent. Owner shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Owner's right to collect the Deficiency for any subsequent month by a similar proceeding. Solely for the purposes of this subsection (b), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted, from time to time, to reflect any increases which would have been payable pursuant to any of the provisions of this Lease including, but not limited to, the provisions of Article 23 of this Lease if the term hereof had not been terminated; and

                  (c) At any time after the Demised Term shall have expired and come to an end or Owner shall have re-entered upon the Demised Premises, as the case may be, whether or not Owner shall have collected any monthly Deficiencies as aforesaid, Owner shall be entitled to recover from Tenant, and Tenant shall pay to Owner, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of eight (8%) per cent per annum, less the aggregate amount of Deficiencies theretofore collected by Owner pursuant to the provisions of subsection (b) of this Section for the same periods. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Demised Premises, or any part thereof, shall have been relet by Owner for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. Solely for the purposes of this subsection (c), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted to reflect any increases pursuant to the provisions of Article 23 for the Escalation Year and Tax Escalation Year immediately preceding such event.

         Section 18.02. If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 18. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Nothing contained in Articles 16, 17 or this Article shall be deemed to limit or preclude the recovery by Owner from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Owner may be entitled in addition to the damages set forth in Section 18.01.

                                   ARTICLE 19

                          FEES AND EXPENSES; INDEMNITY

         Section 19.01. If Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner, at any time thereafter and without notice in cases of emergency and after reasonable advance notice in other cases (which notice may be given either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises), may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other rights or remedies of Owner with respect to such default.

         Section 19.02. Tenant agrees to indemnify and save Owner harmless of and from all loss, cost, liability, damage and expense including, but not limited to, reasonable counsel fees, penalties and fines, incurred in connection with or arising from (i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant (in contradistinction to the mere use and occupancy of the Demised Premises as "offices"), or (iii) any improper acts, improper omissions or negligence of Tenant or any such person, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person, in or about the Demised Premises or the Building either prior to, during, or after the expiration of, the Demised Term, including, but not limited to, any improper acts, improper omissions or negligence in the making or performing of any Alterations. Tenant further agrees to indemnify and save harmless Owner, Owner's agents, and the lessor or lessors under all ground or underlying leases, of and from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by the manner of use, or occupancy, improper act, improper omission or negligence referred to in the preceding sentence. If any action or proceeding shall be brought against Owner or Owner's agents, or the lessor or lessors under any ground or underlying lease, based upon any such claim and if Tenant, upon notice from Owner, shall cause such action or proceeding to be defended at Tenant's expense by counsel acting for Tenant's insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Owner, without any disclaimer of liability by Tenant in connection with such claim, Tenant shall not be required to indemnify Owner, Owner's agents, or any such lessor for counsel fees in connection with such action or proceeding. Tenant shall maintain comprehensive public liability insurance against any claims by reason of personal injury, death and property damage occurring in or about the Demised Premises covering, without limitation, the operation of any private elevators, escalators or conveyors in or serving the Demised Premises or any part thereof, whether installed by Owner, Tenant or others, and shall furnish to Owner duplicate original policies of such insurance at least ten (10) days prior to the Commencement Date and at least ten (10) days prior to the expiration of the term of any such policy previously furnished by Tenant, in which policies Owner, its agents and any lessor under any ground or underlying lease shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, satisfactory to Owner.

         Section 19.03. Tenant shall pay to Owner, within thirty (30) days next following rendition by Owner to Tenant of bills or statements therefor: (i) sums equal to all expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees, in connection with the remedying by Owner, for Tenant's account pursuant to the provisions of Section 19.01, of any default of Tenant, and (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 19.02, and (iii) sums equal to all expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees, in collecting or attempting to collect the Fixed Rent, any additional rent or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Owner under this Lease or pursuant to law, whether by the institution and prosecution of summary proceedings or otherwise; and (iv) all other sums of money (other than Fixed Rent) accruing from Tenant to Owner under the provisions of this Lease. Any sum of money (other than Fixed Rent) accruing from Tenant to Owner pursuant to any provision of this Lease whether prior to or after the Commencement Date, may, at Owner's option, be deemed additional rent, and Owner shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of Fixed Rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.

         Section 19.04. If Tenant shall fail to make payment of any installment of Fixed Rent or any additional rent within ten (10) days after the date when such payment is due, Tenant shall pay to Owner, in addition to such installment of Fixed Rent or such additional rent, as the case may be, as a late charge and as additional rent, a sum equal to the then current prime rate, as hereinafter defined, of the amount unpaid computed from the date such payment was due to and including the date of payment. The term "prime rate" shall mean the rate of interest announced publicly by Citibank, N.A. or its successor, from time to time, as Citibank, N.A.'s or such successor's base rate, or if there is no such base rate, then the rate of interest charged by Citibank N.A. or such successor to its most creditworthy customers on commercial loans having a ninety (90) day duration.

                                                                (See Article 57)

                                   ARTICLE 20

                                ENTIRE AGREEMENT

         Section 20.01. This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged in this Lease. Neither Owner nor Owner's agents have made any representations or warranties with respect to the Demised Premises, the Building, the Real Property or this Lease except as expressly set forth in this Lease and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease. This Lease may not be changed, modified, or discharged in whole or in part, orally and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this Lease or any obligations under this Lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this Lease to the consent or approval of Owner shall be deemed to mean the written consent to Owner, or the written approval of Owner, as the case may be, and no consent or approval of Owner shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Owner.

                                   ARTICLE 21

                                   END OF TERM

         Section 21.01. On the date upon which the Demised Term shall expire and come to an end, whether pursuant to any of the provisions of this Lease or by operation of law, and whether on or prior to the Expiration Date, Tenant, at Tenant's sole cost and expense, (i) shall quit and surrender the Demised Premises to Owner, broom clean and in good order and condition, ordinary wear and damage or destruction by fire, the elements and other casualty or repairs for which Tenant is not liable under the provisions of this Lease excepted, and
(ii) shall remove all of Tenant's Personal Property and all other property and effects of Tenant and all persons claiming through or under Tenant from the Demised Premises and the Building, and (iii) shall repair all damage to the Demised Premises occasioned by such removal.

Owner shall have the right to retain any property and effects which shall remain in the Demised Premises after the expiration or sooner termination of the Demised Term, and any net proceeds from the sale thereof, without waiving Owner's rights with respect to any default by Tenant under the foregoing provisions of this Section. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Owner may institute to enforce the foregoing provisions of this Article. If said date upon which the Demised Term shall expire and come to an end shall fall on Sunday or holiday, then Tenant's obligations under the first sentence of this Section shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Tenant's obligations under this Section shall survive the expiration or sooner termination of the Demised Term.

                                                                (See Article 44)

                                   ARTICLE 22

                                 QUIET ENJOYMENT

         Section 22.01. Owner covenants and agrees with Tenant that upon Tenant paying the Fixed Rent and additional rent reserved in this Lease and observing and performing all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the Demised Term, subject, however, to the terms, covenants and conditions of this Lease including, but not limited to the provisions of Section 37.01, and subject to the ground and underlying leases and the mortgages referred to in Article 43.

                                   ARTICLE 23

                                   Escalation

         Section 23.01. In the determination of any increase in the Fixed Rent under the provisions of this Article, Owner and Tenant agree as follows:

                  A. The term "Tax Escalation Year" shall mean each fiscal year commencing July 1st and ending on the following June 30th which shall include any part of the Demised Term.

                  B. The term "Escalation Year" shall mean each calendar year which shall include any part of the Demised Term.

                  C. The term "Taxes" shall be deemed to include all real estate taxes and assessments, special or otherwise, upon or with respect to the Real Property imposed by the City or County of New York or any other taxing authority, provided that the tax assessed by any other taxing authority is to create a new or additional source of revenue through taxation of real estate as such. If, due to any change in the method of taxation, any franchise, income, profit, sales, rental, use and occupancy or other tax shall be substituted for, or levied against Owner or any owner of the Building or the Real Property, in lieu of any real estate taxes or assessments upon or with respect to the Real Property, such tax shall be included in the term Taxes for the purposes of this Article. The term Taxes shall be deemed to exclude any increase in real estate taxes based upon an increase in the assessment of the Real Property solely and directly attributable to an increase in the size of the Building from that in effect on the date of this Lease.

                  D. The term "Owner's Basic Tax Liability" shall mean a sum equal to Taxes payable for the fiscal tax year commencing July 1, 1992 and ending June 30, 1993.

                  E. The term "Demised Premises Area" shall mean 7,354 square feet.

                  F. The term "Building Area" shall mean 527,815 square feet.

                  G. The term "Tenant's Proportionate Share" shall mean the fraction, the denominator of which is the Building Area and the numerator of which is the Demised Premises Area (carried out to four decimal places).

                  H. (1) The term "Operating Expenses" shall mean the aggregate cost and expense incurred by Owner in the operation, maintenance, management and security of the Real Property and any plazas, sidewalks and curbs adjacent thereto including, without limitation, the cost and expense of the following: salaries, wages, medical, surgical and general welfare and other so-called "fringe" benefits (including group insurance and retirement benefits) for employees (including, but not limited to, employees who provide twenty four (24) hour services, seven (7) days per week throughout the year) of Owner or any contractor of Owner engaged in the cleaning, operation, maintenance or management of the Real Property, or engaged for security purposes and/or for receiving or transmitting deliveries to and from the Building, and payroll taxes and workmen's compensation insurance premiums relating thereto, gas, steam, water, sewer rental, all electrical costs incurred in the operation of the Building, utility taxes, rubbish removal, fire, casualty, liability, rent and other insurance carried by Owner, repairs, repainting, replacement, maintenance of grounds, Building supplies, uniforms and cleaning thereof, snow removal, window cleaning, service contracts with independent contractors for any of the foregoing (including, but not limited to, elevator, air conditioning and fire alarm and communication equipment maintenance), management fees (whether or not paid to any person, firm or corporation having an interest in or under common ownership with Owner or any of the persons, firms or corporations comprising Owner), legal fees and disbursements and other expenses, including, without limitation, legal fees and expenses incurred in connection with any application or proceeding brought for reduction of the assessed valuation of the Real Property or any part thereof, except to the extent that Owner has been reimbursed for any such legal fees under the provisions of subsection 23.04.B of this Lease, auditing fees, the cost of Included Improvements in accordance with the provisions of subdivision (2) of this paragraph H, and all other costs and expenses incurred in connection with the operation, maintenance, management and security of the Real Property, and any plazas, sidewalks and curbs adjacent thereto.

                     (2) Notwithstanding the aforesaid provisions of subdivision (i) above, the cost and expense of the following shall not be included in Operating Expenses: (i) leasing commissions; (ii) management fees in excess of generally prevailing rates in the Borough of Manhattan for buildings of like class and character in which the managing agent does not receive any leasing commissions; (iii) executives' salaries (including fringe benefits) above the grade of building manager and superintendent; (iv) capital improvements and replacements which under generally accepted accounting principles and practice would be classified as capital expenditures, except that the cost and expense of any improvement, alteration, replacement or installation which is either (a) required by law, or (b) designed, in Owner's judgment, to result in savings or reductions in Operating Expenses limited, however, to the extent of such savings or reductions in any Escalation Year (such improvements, alterations, replacements and installations are referred to as "Included Improvements") shall be included in Operating Expenses for any Escalation Year to the extent of (x) the annual amortization or depreciation of the cost and expense to Owner of such Included Improvements, as amortized on a straight line basis over ten (10) years made during any such Escalation Year plus (y) an annual charge for interest upon the unamortized or undepreciated portions of such cost and expense at the average prime rate during the Escalation Year in question; (v) any other item which under generally accepted accounting principles and practice would not be regarded as an operating, maintenance or management expense; (vi) any item for which Owner is compensated through proceeds of insurance; (vii) any specific compensation which Owner receives from any tenant for services rendered to such tenant by Owner above and beyond those services generally rendered by Owner to tenants in the Building without specific compensation therefor; (viii) fifty (50%) percent of all electrical costs incurred in the operation of the Building, provided, however, that in the event that Owner discontinues the redistribution or furnishing of electrical energy to substantially all the tenants in the Building pursuant to he provisions of
Section 29.04.F or similar provisions in leases with other tenants of the Building, then for the purpose of calculating Operating Expenses, the cost and expense incurred by Owner for electricity shall thereafter be deemed to be one hundred (100%) percent of the total cost and expense to Owner of purchasing electricity for the Building and this exclusion (viii) shall no longer have any force and effect; (ix) the cost to Owner for cleaning any tenanted space except for the cost to Owner of cleaning the exterior windows of tenanted space, public corridors and public toilet rooms and other public portions of the Building; (x) ground rent; (xi) debt service and other costs of financing or refinancing;
(xii) professional fees incurred by Owner in the preparation of leases or in disputes with tenants of the Building to the extent that such disputes do not benefit Tenant or other tenants of the Building; (xiii) the cost of preparing space in the Building for occupancy by tenants; (xiv) any specific compensation which Owner receives from any tenant for services rendered to such tenant by Owner above and beyond these services generally rendered by Owner to tenants in the Building with specific compensation therefor; (xv) advertising and promotional expenditures; and (xvi) all costs of compliance under the provisions of any future ground or underlying leases of the Real Property or any portion thereof that are not otherwise included under the provisions of subdivision (1) above.

                  I. The term "Base Operating Expenses" shall mean a sum equal to Operating Expenses for the calendar year 1996.

                  J. The term "Owner's Tax Statement" shall mean an instrument containing a computation of any increase in the Fixed Rent pursuant to the provisions of Section 23.02 A. of this Article.

                  K. The term "Owner's Operating Expense Statement" shall mean an instrument containing a computation of any increase in the Fixed Rent pursuant to the provisions of Section 23.04 of this Article.

                  L. The term "Monthly Escalation Installment" shall mean a sum equal to one-twelfth (1/12th) of the increase in the Fixed Rent payable pursuant to the provisions of subsection 23.04 A for the Escalation Year with respect to which Owner has most recently rendered an Owner's Operating Expense Statement, appropriately adjusted to reflect (i) in the event such Escalation Year is a partial calendar year, the increase in the Fixed Rent which would have been payable for such Escalation Year if it had been a full calendar year, and (ii) the amount by which current Operating Expenses as reasonably estimated by Owner exceed Operating Expenses as reflected in such Owner's Operating Expense Statement but in no event greater than one hundred ten (110%) percent of the Operating Expenses as reflected in such Owner's Operating Expense Statement; and
(iii) any net credit balance to
which Tenant may be entitled pursuant to the provisions of subsection 23.05 C.

                  M. The term "Monthly Escalation Installment Notice" shall mean a notice given by Owner to Tenant which sets forth the current Monthly Escalation Installment; such Notice may be contained in a regular monthly rent bill, in an Owner's Operating Expense Statement, or otherwise, and may be given from time to time, at Owner's election.

         Section 23.02. A. If Taxes payable in any Tax Escalation Year shall be in such amount as shall constitute an increase above Owner's Basic Tax Liability, the Fixed Rent for such Tax Escalation Year shall be increased by a sum equal to Tenant's Proportionate Share of any such increase in Taxes.

                  B. Unless the Commencement Date shall occur on a July 1st, any increase in the Fixed Rent pursuant to the provisions of subsection A of this
Section 23.02 for the Tax Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to June 30th of such Tax Escalation Year, both inclusive, shall bear to the total number of days in such Tax Escalation Year. Unless the Demised Term shall expire on a June 30th, any increase in the Fixed Rent pursuant to the provisions of said subsection A for the Tax Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from July 1st of such Tax Escalation Year to such date of expiration, both inclusive, shall bear to the total number of days in such Tax Escalation Year.

         Section 23.03. A. Owner shall render to Tenant, either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises, an Owner's Tax Statement with respect to each Tax Escalation Year, either prior to or during such Tax Escalation Year. Owner's failure to render an Owner's Tax Statement with respect to any Tax Escalation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Tax Escalation Year, nor shall it deprive Tenant of any credit to which it otherwise might be entitled for such Tax Escalation Year pursuant to the provisions of subsection B of this Section 23.03. Tenant acknowledges that under present law, Taxes are payable by Owner (i) with respect to a fiscal year commencing July 1st and ending on the following June 30th, and (ii) in two (2) installments, in advance, the first of which is payable on July 1st, and the second and final payment of which is payable on the following January 1st. Within ten (10) days next following rendition of the first Owner's Tax Statement which shows an increase in the Fixed Rent for any Tax Escalation Year, Tenant shall pay to Owner one-half (1/2) of the amount of the increase shown upon such Owner's Tax Statement for such Tax Escalation Year (including any apportionment pursuant to the provisions of subsection B of Section 23.02); and, subsequently, provided Owner shall have rendered to Tenant an Owner's Tax Statement, Tenant shall pay to Owner not later than thirty (30) days prior to the date on which the installment of Taxes is required to be paid by Owner a sum equal to one-half (1/2) of Tenant's Proportionate Share of Taxes payable with respect to such Tax Escalation Year as shown on such Owner's Tax Statement. Tenant further acknowledges that it is the purpose and intent of this Section 23.03 to provide Owner with Tenant's Proportionate Share of the increases in the Fixed Rent pursuant to the provisions of this subsection A thirty (30) days prior to the time such installment of Taxes is required to be paid by Owner without penalty or interest. Accordingly, Tenant agrees if the number of such installments and/or the date of payment thereof and/or the fiscal year used for the purpose of Taxes shall change then (a) at the time that any such revised installment is payable by Owner, Tenant shall pay to Owner the amount which shall provide Owner with Tenant's Proportionate Share of the increases in the Fixed Rent pursuant to the provisions of Section 23.02.A. applicable to the revised installment of Taxes then required to be paid by Owner, and (b) this Article shall be appropriately adjusted to reflect such change and the time for payment to Owner of Tenant's Proportionate Share of any increase in Taxes as provided in this Article shall be appropriately revised so that Owner shall always be provided with Tenant's Proportionate Share of the increase in the Fixed Rent thirty (30) days prior to the installment of Taxes required to be paid by Owner. In the event of any change referred to in the foregoing sentence, solely with respect to the first payment required to be made by Tenant after such change under the provisions of the foregoing sentence, Tenant shall not be required to make any such payment until the later of the following two (2) dates: (i) the date which is thirty (30) days prior to the date any installment of Taxes is required to be paid by Owner, or (ii) the date which is ten (10) days after notice of any such change by Owner to Tenant. With respect to any subsequent payments Tenant shall make such payments at least thirty (30) days prior to the date any installment of Taxes s required to be paid by Owner as set forth in the foregoing provisions of this subsection. Notwithstanding the foregoing provisions of this subsection A to the contrary, in the event the holder of any mortgage affecting the Real Property or any ground or underlying lease shall require Owner to make monthly deposits on account of real estate taxes, then this Article shall be appropriately adjusted to reflect the requirement that Owner make monthly deposits on account of real estate taxes so that Owner shall always be provided with one-twelfth (1/12th) of Tenant's Proportionate Share of such increase in the Fixed Rent with respect to any Tax Escalation Year thirty (30) days prior to the payment by Owner of such monthly deposits on account of real estate taxes. Upon request of Tenant, Owner shall provide Tenant with copies of relevant Tax bills for the Real Property with respect to Owner's Tax Statement.

                  B. If, as a result of any application or proceeding brought by or on behalf of Owner, Owner's Basic Tax Liability shall be decreased, Owner's Tax Statement next following such decrease shall include any adjustment of the Fixed Rent for all prior Tax Escalation Years reflecting a debit to Tenant equal to the amount by which (a) the aggregate Fixed Rent payable with respect to all such prior Tax Escalation Years (as increased pursuant to the operation of the provisions of subsection A of Section 23.02) based upon such reduction of Owner's Basic Tax Liability shall exceed (b) the aggregate Fixed Rent actually paid by Tenant with respect to all such prior Tax Escalation Years. If, as a result of any application or proceeding brought by or on behalf of Owner for reduction of the assessed valuation of the Real Property for any fiscal tax year subsequent to the fiscal tax year commencing July 1, 1992 and expiring June 30, 1993 there shall be a decrease in Taxes for any Tax Escalation Year with respect to which Owner shall have previously rendered an Owner's Tax Statement, Owner's Tax Statement next following such decrease shall include an adjustment of the Fixed Rent for such Tax Escalation Year reflecting a credit to Tenant equal to the amount by which (i) the Fixed Rent actually paid by Tenant with respect to such Tax Escalation Year (as increased pursuant to the operation of the provisions of subsection A of Section 23.02), less Tenant's Proportionate Share of all costs and expenses, including counsel fees, paid or incurred by Owner in connection with such application or proceeding, except to the extent that any such counsel fees have been included in "Operating Expenses" pursuant to the provisions of subsection 23.01.H, shall exceed (ii) the Fixed Rent payable with respect to such Tax Escalation Year (as increased pursuant to the operation of the provisions of subsection A of Section 23.02) based upon such reduction of the assessed valuation. Tenant shall not bring or cause to be brought any application or proceeding for reduction of the assessed valuation of the Real Property.

         Section 23.04. A. If Operating Expenses in any Escalation Year shall be in such an amount as shall constitute an increase above Base Operating Expenses, the Fixed Rent for such Escalation Year shall be increased by a sum equal to Tenant's Proportionate Share of any such increase.

                  B. Unless the Commencement Date shall occur on a January 1st any increase in the Fixed Rent pursuant to the provisions of subsection A of this Section 23.04 for the Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to December 31st of such Escalation Year, both inclusive, shall bear to the total number of days in such Escalation Year. Unless the Demised Term shall expire on December 31st any increase in the Fixed Rent pursuant to the provisions of subsection A of this Section 23.04 for the Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from January 1st of such Escalation Year to such date of expiration, both inclusive, shall bear to the total number of days in such Escalation Year.

                  C. In the determination of any increase in the Fixed Rent pursuant to the foregoing provisions of this Section 23.04, if the Building shall not have been fully occupied during calendar year 1992 and/or during any Escalation Year, Operating Expenses for the calendar year 1992 and/or such Escalation Year shall be equitably adjusted (by including such additional expenses as Owner would have incurred) to the extent, if any, required to reflect full occupancy.

         Section 23.05. A. Owner shall render to Tenant, either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises, an Owner's Operating Expense Statement with respect to each Escalation Year on or before the next succeeding October 1st. Owner's failure to render an Owner's Operating Expense Statement with respect to any Escalation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Escalation Year.

                  B. Within twenty (20) days next following rendition of the first Owner's

Operating Expense Statement which shows an increase in the Fixed Rent for any Escalation Year, Tenant shall pay to Owner the entire amount of such increase. In order to provide for current payments on account of future potential increases in the Fixed Rent which may be payable by Tenant pursuant to the provisions of subsection 23.04 A, Tenant shall also pay to Owner at such time, provided Owner has given to Tenant a Monthly Escalation Installment Notice, a sum equal to the product of (i) the Monthly Escalation Installment set forth in such Notice multiplied by (ii) the number of months or partial months which shall have elapsed between January 1st of the Escalation Year in which such payment is made and the date of such payment less any amounts theretofore paid by Tenant to Owner on account of increases in the Fixed Rent for such Escalation Year pursuant to the provisions of the penultimate sentence of this Section 23.05B; thereafter Tenant shall make payment of a Monthly Escalation Installment throughout each month of the Demised Term. Monthly Escalation Installments shall be added to and payable as part of each monthly installment of Fixed Rent. Notwithstanding anything to the contrary contained in the foregoing provisions of this Article, prior to the rendition of the first Owner's Operating Expense Statement which shows an increase in the Fixed Rent for any Escalation Year, Owner may render to Tenant a pro-forma Owner's Operating Expense Statement containing a bona fide estimate of the increase in the Fixed Rent for the first Escalation Year in which Tenant shall be obligated to pay increases in the Fixed Rent on account of Operating Expenses pursuant to the provisions of this Article and/or any subsequent Escalation Year, but in no event shall the estimate of the increase in the Fixed Rent on account of Operating Expenses for any Escalation Year (except for the Escalation Year in which the Commencement Date shall occur) equal a sum greater than one hundred ten (110%) percent of the increase in the Fixed Rent on account of Operating Expenses for the prior Escalation Year. Following the rendition of such pro-forma Owner's Operating Expense Statement, Tenant shall pay to Owner a sum equal to one twelfth (1/12th) of the estimated increase in the Fixed Rent shown thereon for such Escalation Year or Years multiplied by the number of months which may have elapsed between the first month for which an increase in Fixed Rent is due and the month in which such payment is made and thereafter pay to Owner, on the first day of each month of the Demised Term (until the rendition by Owner of the first Owner's Operating Expense Statement) a sum equal to one twelfth (1/12th) of the increase in the Fixed Rent shown on such pro-forma Owner's Operating Expense Statement. Any sums paid pursuant to the provisions of the immediately preceding sentence shall be credited against the sums required to be paid by Tenant to Owner pursuant to the Owner's Operating Expense Statement for the first Escalation Year for which there is an increase in the Fixed Rent pursuant to the provisions of subsection A.

         C. Following rendition of the first Owner's Operating Expense Statement and each subsequent Owner's Operating Expense Statement a reconciliation shall be made as follows: Tenant shall be debited with any increase in the Fixed Rent shown on such Owner's Operating Expense Statement and credited with the aggregate amount, if any, paid by Tenant in accordance with the provisions of subsection B of this Section on account of future increases in the Fixed Rent pursuant to subsection 23.04 A. which has not previously been credited against increases in the Fixed Rent shown on Owner's Operating Expense Statements. Tenant shall pay any net debit balance to Owner within fifteen (15) days next following rendition by Owner, either in accordance with the provisions of
Article 27 or by personal delivery at the Demised Premises of an invoice for such net debit balance, any net credit balance shall be applied as an adjustment against the next accruing Monthly Escalation Installment as provided in subsection L of Section 23.01 (unless there are no such monthly installments remaining, in which event any net credit balance shall be payable by Owner to Tenant within fifteen (15) days next following rendition of said Owner's Operating Expense Statement).

         Section 23.06. A. In the event of any dispute between Owner and Tenant arising out of the application of the Operating Expense provisions of this Article, such dispute shall be determined by arbitration in New York City in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. Any such determination shall be final and binding upon the parties whether or not a judgment shall be entered in any court. Notwithstanding any dispute and submission to arbitration, any increase in the Fixed Rent shown upon any Owner's Operating Expense Statement or any Monthly Escalation Installment Notice shall be payable by Tenant within the time limitation set forth in this Article, without prejudice to Tenant's rights of dispute set forth in this subsection and subsection B of this Section. If the determination in such arbitration shall be adverse to Owner, any amount paid by Tenant to Owner in excess of the amount determined to be properly payable shall be credited against the next accruing installments of Fixed Rent due under this Lease. However, if there are no such installments, such amounts shall be paid by Owner to Tenant within ten (10) days following such determination.

                  B. In the event Tenant disagrees with any computation or other matter contained in any Owner's Operating Expense Statement or any Monthly Escalation Installment Notice, Tenant shall have the right to give notice to Owner within ninety (90) days next following rendition of such Statement or Notice setting forth the particulars of such disagreement. If the matter is not resolved within thirty (30) days next following the giving of such Notice by Tenant, it shall be deemed a dispute which either party may submit to arbitration pursuant to the provisions of subsection A of this Section. If (i) Tenant does not give a timely notice to Owner in accordance with the foregoing provisions of this subsection disagreeing with any computation or other matter contained in any Owner's Operating Expense Statement or any Monthly Escalation Installment Notice and setting forth the particulars of such disagreement, or
(ii) if any such timely Notice shall have been given by Tenant, the matter shall not have been resolved and neither party shall have submitted the dispute to arbitration within six (6) months next following the giving of such Notice by Tenant, Tenant shall be deemed conclusively to have accepted such Owner's Operating Expense Statement or Monthly Escalation Installment Notice, as the case may be, and shall have no further right to dispute the same.

         Section 23.07. The obligations of Owner and Tenant under the provisions of this Article with respect to any increase in the Fixed Rent, or any credit or payment to which Tenant may be entitled, shall survive the expiration or any sooner termination of the Demised Term, except, however, that any increases in the Fixed Rent hereinbefore provided in this Article which are not billed within three (3) years after the expiration of the Tax Escalation Year or Escalation Year, as the case may be, for which they are applicable shall, from and after said third (3rd) year no longer be an obligation of Tenant. All sums payable by Tenant under this Article shall be collectible by Owner in the same manner as Fixed Rent.

         Section 23.08. Tenant and/or Tenant's accountants shall have the right to examine those portions of Owner's records which pertain to Operating Expenses and which are required to verify the accuracy of the amounts shown on any Owner's Operating Expense Statement, provided Tenant shall notify Owner of its desire to so examine such records within ninety (90) days next following the rendition of such Owner's Operating Expense Statement. Owner shall make such records available promptly and any such examination shall be conducted at the office of Owner's accountants in New York City during normal business hours. If Tenant shall fail to (a) so notify Owner of its desire to so examine such records within said ninety (90) day period next following the rendition of such Owner's Operating Expense Statement or (b) so examine such records within one hundred ten (110) days next following rendition of such Owner's Operating Expense Statement provided Owner shall have made such records available to Tenant Tenant shall have no further right to examine such records with respect to such Statement.

                                   ARTICLE 24

                                   NO WAIVER

         Section 24.01. Neither any option granted to Tenant in this Lease or in any collateral instrument to renew or extend the Demised Term, nor the exercise of any such option by Tenant, shall prevent Owner from exercising any option or right granted or reserved to Owner in this Lease or in any collateral instrument or which Owner may have by virtue of any law, to terminate this Lease and the Demised Term or any renewal or extension of the Demised Term either during the original Demised Term or during the renewed or extended term. Any termination of this Lease and the Demised Term shall serve to terminate any such renewal or extension of the Demised Term and any right of Tenant to any such renewal or extension, whether or not Tenant shall have exercised any such option to renew or extend the Demised Term. Any such option or right on the part of Owner to terminate this Lease shall continue during any extension or renewal of the Demised Term. No option granted to Tenant to renew or extend the Demised Term shall be deemed to give Tenant any further option to renew or extend.

         Section 24.02. No act or thing done by Owner or Owner's agents during the Demised Term shall constitute a valid acceptance of a surrender of the Demised Premises or any remaining portion of the Demised Term except a written instrument accepting such surrender, executed by Owner. No employee of Owner or of Owner's agents shall have any authority to accept the keys of the Demised Premises prior to the termination of this Lease and the Demised Term, and the delivery of such keys to any such employee shall not operate as a termination of this Lease or a surrender of the Demised Premises; however, if Tenant desires to have Owner sublet the Demised Premises for Tenant's account, Owner or Owner's agents are authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby relieves Owner of any liability for loss of, or damage to, any of Tenant's property or other effects in connection with such subletting. The failure of either party to seek redress for breach or violation of, or to insist upon the strict performance of, any term, covenant or condition of this Lease on the other party's to be observed or performed, shall not prevent a subsequent act or omission which would have originally constituted a breach or violation of any such term, covenant or condition from having all the force and effect of an original breach or violation. The receipt by Owner or payment by Tenant, as the case may be, of rent with knowledge of the breach or violation by Tenant or Owner, as the case may be, of any term, covenant or condition of this Lease on the other party's part to be observed or performed shall not be deemed a waiver of such breach or violation. Owner's failure to enforce any Building Rule against Tenant or against any other tenant or occupant of the Building shall not be deemed a waiver of any such Building Rule. No provision of this Lease shall be deemed to have been waived by Owner unless such waiver shall be set forth in a written instrument executed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the aggregate of all Fixed Rent and additional rent then due under this Lease shall be deemed to be other than on account of the first accruing of all such items of Fixed Rent and additional rent then due, no endorsement or statement on any check and no letter accompanying any check or other rent payment in any such lesser amount and no acceptance of any such check or other such payment by Owner shall constitute an accord and satisfaction, and Owner may accept any such check or payment without prejudice to Owner's right to recover the balance of such rent or to pursue any other legal remedy.

                                   ARTICLE 25

                         MUTUAL WAIVER OF TRIAL BY JURY

         Section 25.01. Owner and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Owner or Tenant against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy; however, the foregoing waiver shall not apply to any action for personal injury or property damage. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Owner commences any summary proceeding for non-payment of rent, Tenant agrees not to interpose any counterclaim of whatever nature or description in any such proceeding, except for so-called compulsory or mandatory counterclaims

                                   ARTICLE 26

                              INABILITY TO PERFORM

         Section 26.01. If, by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Owner's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Owner is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Owner under the provisions of Article 29 or any other Article of this Lease or any collateral instrument, or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this Lease or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Owner's other obligations under this Lease or any collateral instrument (with the exception of any obligation on Owner's part to pay any sum of money, which monetary obligation shall remain unaffected by the provisions of this Article), no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Owner shall employ reasonable diligence to attempt to eliminate the cause of any inability or delay referred to in this Section; however, it is understood and agreed that (i) the foregoing provisions of this sentence shall not apply in the event of any strike or labor dispute and
(ii) Owner shall not be required to employ labor at overtime or any other premium pay rates.

                                                                (See Article 58)

                                   ARTICLE 27

                                     NOTICES

         Section 27.01. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested optional), addressed (a) to Tenant (i) at Tenant's address set forth in this Lease if mailed prior to Tenant's taking possession of the Demised Premises, or
(ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises with a copy thereof to Mr. Wayne Nelson, Chairman, NCI ADVERTISING, INC., at the Building and a copy of any notice of default under this Lease given by Owner to Tenant shall be sent to Ray Sanseverino, Esq., Corbin Silverman & Sanseverino, 805 Third Avenue - 11th Floor, New York, N.Y. 10022, or (b) to Owner at Owner's address set forth in this Lease, with a copy to Owner c/o Director, New York Merchandise Mart, 41 Madison Avenue, New York, New York 10010, or (c) addressed to such other address as either Owner or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date two (2) business days next following the date when it shall have been mailed as provided in this Section.

                                   ARTICLE 28

                               PARTNERSHIP TENANT

         Section 28.01. Owner acknowledges that since Tenant is a corporation the provisions of this Article shall not be applicable to NCI Advertising, Inc., Tenant named herein. If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article 11 (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (ii) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Owner, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties, and (iv) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (v) Partnership Tenant shall give prompt notice to Owner of the admission of any such new partners, and, upon demand of Owner, shall cause each such new partner to execute and deliver to Owner an agreement, in form reasonably satisfactory to Owner, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Owner's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Owner shall vitiate the provisions of subdivision
(iv) of this Section).

                                   ARTICLE 29

                             UTILITIES AND SERVICES

         Section 29.01. Owner, at Owner's expense, shall furnish necessary passenger and freight elevator facilities on business days from 8:00 A.M. to 6:00 P.M. and necessary passenger elevator facilities on Saturdays from 8:00 A.M. to 1:00 P.M. and shall have an elevator subject to call at all other times. At any time or times all or any of the elevators in the Building may, at Owner's option, be automatic elevators, and Owner shall not be required to furnish any operator service for automatic elevators. If Owner shall, at any time, elect to furnish operator service for any automatic elevators, Owner shall have the right to discontinue furnishing such service with the same effect as if Owner had never elected to furnish such service.

         Section 29.02. Owner, at Owner's expense, shall furnish and distribute to the Demised Premises through the Building heating, ventilating and air conditioning (referred to as "HVAC") system, when required for the comfortable occupancy of the Demised Premises, heated, cooled and outside air, at reasonable temperatures, pressures and degrees of humidity and in reasonable volumes and velocities, on a year round basis from 8:00 A.M. to 6:00 P.M. on business days and from 8:00 A.M. to 1:00 P.M. on Saturdays. Notwithstanding the foregoing provisions of this Section, Owner shall not be responsible if the normal operation of the Building HVAC system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portions of the Demised Premises (a) which shall have an electrical load in excess of four (4) watts per square foot of usable area for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one person per 100 square feet of usable area (the average electrical load and human occupancy factors for which the Building HVAC system is designed) or (b) because of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Whenever said HVAC system is in operation, Tenant agrees to cause all the windows in the Demised Premises to be kept closed and to cause the venetian blinds in the Demised Premises to be kept closed if necessary because of the position of the sun. Tenant agrees to cause all the windows in the Demised Premises to be closed whenever the Demised Premises are not occupied. Tenant shall cooperate fully with Owner at all times and abide by all regulations and requirements which Owner may reasonably prescribe for the proper functioning and protection of the HVAC system. In addition to any and all other rights and remedies which Owner may invoke for a violation or breach of any of the foregoing provisions of this Section, in the event Tenant continues any such violation r breach after notice thereof from Owner, Owner may discontinue furnishing services under this Section during the period of such violation or breach, and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

         Section 29.03. A. Owner, at Owner's expense, shall cause the exterior of the windows of the Demised Premises and the public corridors (exclusive of show windows or other glass) and the public toilet rooms on the floor of the Building on which the Demised Premises are located to be cleaned at regular intervals in accordance with standards and practices adopted by Owner for the Building. Tenant acknowledges and is aware that the cleaning services required to be furnished by Owner pursuant to this Section may be furnished by a contractor or contractors employed by Owner and agrees that Owner shall not be deemed in default of any of its obligations under this Subsection unless such default shall continue for an unreasonable period of time after notice from Tenant to Owner setting forth the specific nature of such default.

         B. Tenant, at Tenant's expense, shall keep the Demised Premises in order, shall cause the Demised Premises, including the interior of the windows of the Demised Premises and both sides of any show windows and other glass, to be cleaned at regular intervals in accordance with the standards and practices reasonably adopted by Owner for the Building, shall cause Tenant's refuse and rubbish to be delivered to the area near the Building freight elevator in accordance with present practice and Owner shall remove such rubbish from the Building in accordance with present practice, at no cost to Tenant and shall cause the Demised Premises to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation. The removal of such refuse and rubbish and the furnishing of such cleaning and exterminating services shall be performed in accordance with such regulations and requirements as, in Owner's reasonable judgement, are necessary for the proper operation of the Building, and Tenant agrees that Tenant will not permit any person to enter the Demised Premises or the Building for such purposes other than persons first approved by Owner; provided, however, that the personnel of the Tenant or any permitted subsidiary or affiliate of Tenant named herein as defined in subsection 39.01.A of this Lease or any permitted subtenant may perform such cleaning of the Demised Premises if the performance of such services by such personnel shall not cause any conflict with contractors engaged in cleaning other portions of the Building; in the event of any such conflict Tenant, upon demand of Owner, shall cause its personnel to cease and desist from the performance of any such cleaning services.

                  SECTION 29.04. ELECTRICITY: A. Owner, at Owner's expense, shall redistribute or furnish electrical energy to or for the use of Tenant in the Demised Premises for the operation of the lighting fixtures and the electrical receptacles to be installed in the Demised Premises as shown on Tenant's Plan to be approved by Owner. There shall be no specific charge by way of measuring such electrical energy on any meter or otherwise, as the charge for the service of redistributing or furnishing such electrical energy has been included in the Fixed Rent on a so-called "rent inclusion" basis. The parties agree that although the charge for the service of redistributing or furnishing electrical energy is included in the Fixed Rent on a so-called "rent inclusion" basis, the value to Tenant of such service may not be fully reflected in the Fixed Rent. Accordingly, Tenant agrees that Owner may cause an independent electrical engineer or electrical consulting firm, selected by Owner and approved by Tenant, to make a determination within one (1) year following the commencement of Tenant's normal business activities in the Demised Premises, of the full value to Tenant of such services supplied by Owner, to wit: the potential electrical energy supplied to Tenant annually based upon the estimated capacity of the electrical feeders, risers and wiring and other electrical facilities serving the Demised Premises. Such engineer or consulting firm shall certify such determination in writing to Owner and Tenant. If it shall be determined that the full value to Tenant of such service is in excess of NINETEEN THOUSAND TWO HUNDRED SIXTY-SEVEN AND 48/100 ($19,267.48) DOLLARS (such sum is referred to as the "Electrical Inclusion Factor"), the parties shall enter into a written supplementary agreement, in form satisfactory to Owner, modifying this Lease as of the Commencement Date by increasing the Fixed Rent and the Electrical Inclusion Factor for the entire Demised Term by an annual amount equal to such excess. However, if it shall be so determined that the full value to Tenant of such service does not exceed the Electrical Inclusion Factor, no such agreement shall be executed and there shall be no increase or decrease in the Fixed Rent or the Electrical Inclusion Factor by reason of such determination. If either the quantity or character of electrical service is changed by the public utility corporation supplying electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  B. Owner represents that the electrical feeder or riser capacity serving the Demised Premises on the Commencement Date shall be adequate to serve the lighting fixtures and electrical receptacles to be installed in the Demised Premises as shown on Tenant's Plan to be approved by Owner. Subject to the provisions of Subsection C(1) of this Section 29.04, any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Owner upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Owner's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws (including, but not limited to, the New York State Energy Conservation Construction Code) and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Demised Premises exceed the capacity of the existing feeders or wiring installations then serving the Demised Premises. Tenant shall not make or perform, or permit the making or performance of, any Alterations to wiring installations or other electrical facilities in or serving the Demised Premises or any additions to the business machines, office equipment or other appliances in the Demised Premises which utilize electrical energy (other than lamps, typewriters, desk calculators, personal computers, and similar low electrical consumption office equipment which do not, in the aggregate, materially increase the electrical energy required to be made available to Tenant) without the prior consent of Owner in each instance, which consent shall not be unreasonably withheld, or delayed. Any such Alterations, additions or consent by Owner shall be subject to the provisions of Subsection C(1) of this
Section 29.04, as well as to the other provisions of this Lease including, but not limited to, the provisions of Article 3.

                  C. (1) If, at any time or times prior to or during the Demised Term, electrical feeders, risers, wiring or other electrical facilities serving the Demised Premises shall be installed by Owner, Tenant or others, on behalf of Tenant or any person claiming through or under Tenant in addition to feeders, risers, wiring or other electrical facilities necessary to serve the lighting fixtures and electrical receptacles to be installed in the Demised Premises as shown on Tenant's Plan to be approved by Owner, the Fixed Rent and the Electrical Inclusion Factor shall be increased in an annual amount which shall reflect the value to Tenant of the additional service to be furnished by Owner, to wit: the potential additional electrical energy made available to Tenant annually based upon the estimated capacity of such additional electrical feeders, risers, wiring or other electrical facilities. The amount of any such increase in the Fixed Rent and the Electrical Inclusion Factor shall be finally determined by an independent electrical engineer or consulting firm selected by Owner and approved by Tenant who shall certify such determination in writing to Owner and Tenant. Following such determination, Owner and Tenant shall enter into a written supplementary agreement, in form reasonably satisfactory to Owner, modifying this Lease by increasing the Fixed Rent and the Electrical Inclusion Factor for the remainder of the Demised Term in an annual amount equal to the value of such additional service as so determined. Any such increase shall be effective as of the date of the first availability to Tenant of such additional service and shall be retroactive to such date if necessary.

                       (2) If, at any time or times after June 30, 1993, the rates at which Owner purchases electrical energy from the public utility corporation supplying electrical service to the Building or any charges incurred or taxes payable by Owner in connection therewith shall be increased or decreased, the Fixed Rent and the Electrical Inclusion Factor shall be increased or decreased, as the case may be, upon demand of either party, in an annual amount which shall fairly and proportionately reflect the estimated increase or decrease, as the case may be, in the annual cost to Owner of purchasing electrical energy for the Building provided that notwithstanding anything to the contrary contained in the provisions of this Section 29.04 in no event shall (a) the Electrical Inclusion Factor ever be decreased below the original amount thereof set forth in Subsection A of this Section and (b) the Fixed Rent ever be decreased by more than such decrease in the Electrical Inclusion Factor as so limited by the provisions of the aforesaid Subdivision (a) of this Subsection C.(2). If, within ten (10) days after any such demand, Owner and Tenant shall fail to agree upon the amount of such increase or decrease, as the case may be, in the Fixed Rent and the Electrical Inclusion Factor then, in lieu of such agreement, such estimated increase or decrease, as the case may be, shall be finally determined by an independent electrical engineer or consulting firm selected by Owner and approved by Tenant who shall certify such determination in writing to Owner and Tenant. Following any such agreement or determination, Owner and Tenant shall enter into a written supplementary agreement, in form reasonably satisfactory to Owner, modifying this Lease by increasing, or decreasing, as the case may be, the Fixed Rent and the Electrical Inclusion Factor for the remainder of the Demised Term in an annual amount equal to such estimated increase or decrease as so agreed or determined. Any such increase or decrease in the Fixed Rent and the Electrical Inclusion Factor shall be effective as of the effective date of such increase or decrease, and shall be retroactive to such date if necessary.

                       (3) Any increase in the Fixed Rent pursuant to the provisions of Subsection A of this Section or this Subsection C with respect to the period from the effective date of such increase to the last day of the month in which such increase shall be fixed by agreement or determination shall be payable by Tenant upon demand of Owner. Any decrease in the Fixed Rent pursuant to the provisions of this Subsection C with respect to the period from the effective date of such decrease to the last day of the month in which such decrease shall be fixed by agreement or determination shall be credited to Tenant against the next monthly installments of the Fixed Rent. The monthly installments of the Fixed Rent payable after the date upon which any such increase or decrease is so fixed shall be proportionately adjusted to reflect such increase or decrease in the Fixed Rent.

                  D. Owner may, at any time, elect to discontinue the redistribution or furnishing of electrical energy provided Owner makes a similar election with respect to substantially all the other tenants in the Building. In the event of any such election by Owner, (i) Owner agrees to give reasonable advance notice of any such discontinuance to Tenant, (ii) Owner agrees to permit Tenant to receive electrical service directly from the public utility corporation supplying electrical service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving the Demised Premises to be used by Tenant for such purpose to the extent they are suitable and safely capable, (iii) Owner agrees to pay such charges and costs, if any, as such public utility corporation may impose in connection with the installation of Tenant's meters to measure Tenant's consumption of electrical energy in the Demised Premises and to make or pay for any installations required to provide Tenant with electrical service similar to the electrical service which Tenant had in the Demised Premises immediately prior to such discontinuance, (iv) the Fixed Rent shall be decreased, as of the date of such discontinuance, by an amount equal to the Electrical Inclusion Factor to reflect such discontinuance; and (v) this Lease shall remain in full force and effect and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent except as expressly provided in subdivision (iv) of this Subsection D, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  E. The following method of computation shall be employed by any electrical engineer or electrical consulting firm selected by Owner pursuant to the provisions of Subsection C(2) of this Section 29.04 in finally determining any estimated increase or decrease in the Fixed Rent and the Electrical Inclusion Factor, under the provisions of this Section resulting from public utility corporation (referred to as "The Corporation") electrical rate and fuel charge changes and taxes (collectively "Electrical Changes") payable in connection therewith:

                       (1) Owner's bills from The Corporation for the Building for the twelve (12) month period immediately preceding the Electrical Change in question shall be averaged for demand and consumption (Kw and Kwh) and the rate structure in effect immediately prior to the Electrical Change in question shall be applied to such average demand and consumption factors of Owner's billings for the Building for said twelve (12) month period resulting in an agreed determination of the cost to Owner of electricity for the Building immediately prior to the Electrical Change in question; and

                       (2) The new rate structure pursuant to which Owner is billed by The Corporation, i.e., the rate structure which includes the Electrical Change in question, shall be applied to the average demand and consumption factors of Owner's billings for the Building for said twelve (12) month period resulting in an agreed estimate of the cost to Owner by reason of the Electrical Change in question; and

                       (3) The difference in the costs determined pursuant to the foregoing subdivisions (1) and (2) shall be deemed to be the amount of the estimated annual change in cost and the amount of such estimated annual change in cost shall be divided by the cost determined pursuant to the foregoing subdivision (1); and

                       (4) The resulting quotient shall be applied to Tenant's then current Electrical Inclusion Factor to produce the increase or decrease in the Fixed Rent and Electrical Inclusion Factor.

                  (For example: Assume (1) an Electrical Change i.e. a rate increase; (2) an application of the rate schedule in effect immediately prior to such Electrical Change to the averaged electrical demand and consumption factors shown on Owner's electrical bills for the twelve (12) month period immediately preceding such Electrical Change resulting in an estimated annual cost of $100,000.00; (3) an application of the new rate schedule to the averaged electrical demand and consumption factors shown on the bills in question resulting in an estimated annual cost of $110,000.00; (4) deduction of the sum of $100,000.00 referred to in step (2) from said sum of $110,000.00 referred to in step (3), resulting in a difference of $10,000.00; and (5) that Tenant's Electrical Inclusion Factor was $3,000.00. The $10,000.00 annual estimated increase for the Building, when divided by $100,000.00, the estimated annual cost to Owner of electricity for the Building prior to the Electrical Change in question, results in a quotient of 10% which, when applied to Tenant's Electrical Inclusion Factor increases the Fixed Rent and the Electrical Inclusion Factor by $300.00.)

         F. Notwithstanding anything to the contrary set forth in this Lease, any sums payable or granted in any way by the public utility corporation supplying electricity to the Building resulting from the installation in the Demised Premises of energy efficient lamping, special supplemental heating, ventilation and air conditioning systems or any other Alterations, which sums are paid or given by way of rebate, direct payment, credit or otherwise, shall be and remain the property of Owner, and Tenant shall not be entitled to any portion thereof, unless such lamping, supplemental heating, ventilation and air conditioning systems or other Alterations were installed by Tenant, solely at Tenant's expense, without any contribution, credit or allowance by Owner, in accordance with all of the provisions of this Lease. Nothing contained in the foregoing sentence, however, shall be deemed to obligate Owner to supply or install in the Demised Premises any such lamping, supplemental heating, ventilation and air conditioning systems or other Alterations.

         Section 29.05. If Tenant requires, uses or consumes water for any purpose in addition to (i) ordinary lavatory, cleaning, pantry and drinking purposes and (ii) the use of a "Dwyer-type" unit, Owner may install a hot water meter and a cold water meter and thereby measure Tenant's consumption of water for all purposes. Tenant shall pay to Owner the cost of any such meters and their installation, and Tenant shall keep any such meters and any such installation equipment in good working order and repair, at Tenant's cost and expense. Tenant agrees to pay for water consumed as shown on said meters and sewer charges thereon, as and when bills are rendered. In addition to any sums required to be paid by Tenant for hot water consumed and sewer charges thereon under the foregoing provisions of this Section, Tenant agrees to pay to Owner, for the heating of said hot water, an amount equal to three (3x) times the total of said sums required to be paid by Tenant for hot water and sewer charges thereon. For the purposes of determining the amount of any sums required to be paid by Tenant under this Section, all hot and cold water consumed during any period when said meters are not in good working order shall be deemed to have been consumed at the rate of consumption of such water during the most comparable period when such meters were in good working order.

         Section 29.07. Tenant agrees to pay Owner for any additional elevator of HVAC Services required by Tenant, at Building standard rates or, if there are no such rates, at reasonable prices. Owner shall not be required to furnish any such additional services unless Owner has received reasonable advance notice from Tenant requesting such services.

         Section 29.08. Owner reserves the right to stop the service of the HVAC, elevator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which, in the judgment of Owner are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. The exercise of such right by Owner shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Owner shall employ reasonable diligence in attempting to restore the operation of such systems or facilities without any obligation, however, to employ labor at overtime or other premium pay rates.

         SECTION 29.09. TENANT'S EXISTING AND FUTURE SUPPLEMENTAL A/C
                        UNIT/COOLING TOWER:

                  A. (1) Supplementing the provisions of Section 29.05, prior to the Commencement Date, a separate air conditioning system having a capacity of five (5) tons was installed to serve the Demised Premises (referred to herein as "Tenant's Existing Supplemental A/C Unit") which is currently hooked up to the Building cooling tower and associated piping (referred to herein as the "Cooling Tower"). The provisions of this Section 29.09.A shall apply to Tenant's Existing Supplemental A/C Unit and the provisions of Section 29.09.B shall apply to any other separate air conditioning system serving all on any part of the Demised Premises installed by or on behalf of Tenant in accordance with the provisions of this Lease. Owner agrees, subject to the provisions of Article 26, Section
29.08 and this Section 29.09, to supply condenser water to Tenant's Existing Supplemental A/C Unit and accordingly Tenant agrees that from and after the Commencement Date, the Fixed Rent reserved in this Lease shall be increased by the sum of TWO THOUSAND ONE HUNDRED SEVENTY AND 80/00 ($2,170.80) DOLLARS (referred to herein as the "Tenant's Current Cooling Tower Use Charge") subject to any increases thereof pursuant to subdivision (2) of this subsection A.

                       (2) If the regular hourly wage rate of operating engineers employed in the Building shall be increased in any Escalation Year (as defined in Article

23) over the rate in effect on January 1, 1996, the Fixed Rent for such Escalation Year shall be increased by a sum equal to that proportion of Tenant's Current Cooling Tower Use Charge which such increase in said hourly wage rate bears to the hourly wage rate in effect on January 1, 1996. The increase in Fixed Rent for any Escalation Year pursuant to the provisions of the immediately preceding sentence shall be shown on the Owner's Operating Expense Statement with respect to such Escalation Year rendered by Owner pursuant to the provisions of said Article 23, and shall be payable by Tenant as if it were an increase in the Fixed Rent pursuant to the provisions of said Article 23.

                       (3) Tenant's Existing Supplemental A/C Unit shall be repaired and maintained by Tenant, at Tenant's cost and expense, pursuant to a service contract.

                  B. (1) Supplementing the provisions of Section 29.05 and
Section 29.09.A., in the event (a) an additional separate air conditioning system to serve the Demised Premises is hereafter installed by or on behalf of Tenant in accordance with the provisions of this Lease (referred to herein as "Tenant's Additional Supplemental A/C Unit"), (b) Tenant requests that such Unit be hooked up to the Cooling Tower, and (c) Owner consents to such hookup, then, in those events, Owner agrees, subject to the provisions of Article 26 and
Section 29.07, to supply condenser water to Tenant's Additional Supplemental A/C Unit and Tenant agrees that (i) Tenant shall pay to Owner, upon demand, all reasonable costs and expenses incurred by Owner in connection with the hookup of such Unit to the Cooling Tower, including, but not limited to, the Building standard hookup fee then charged by Owner, and (ii) from and after the date the hookup is completed, the Fixed Rent reserved in this Lease shall be further increased by a sum (referred to herein as the "Tenant's Additional Cooling Tower Use Charge") equal to (x) the standard per ton charge then in effect in the Building, multiplied by (xx) the number of tons of Tenant's Additional Supplemental A/C Unit.

                       (2) If the regular hourly wage rate of operating engineers employed in the Building shall be increased in any Escalation Year over the rate in effect on the January 1st immediately preceding such hookup, the Fixed Rent for such Escalation Year shall be increased by a sum equal to that proportion of Tenant's Additional Cooling Tower Use Charge which such increase in said hourly wage rate bears to the hourly wage rate in effect on the January 1st immediately preceding such hookup. The increase in Fixed Rent for any Escalation Year pursuant to the provisions of the immediately preceding sentence shall be shown on the Owner's Operating Expense Statement with respect to such Escalation Year rendered by Owner pursuant to the provisions of said
Article 23, and shall be payable by Tenant as if it were an increase in the Fixed Rent pursuant to the provisions of said Article 23.

                       (3) Any increase in Fixed Rent for Tenant's Additional Cooling Tower Use Charge shall be effective as of the date Tenant's Additional Supplemental A/C Unit is hooked up to the Cooling Tower and shall be retroactive to such date if necessary.

                       (4) Tenant's Additional Supplemental A/C Unit shall be repaired and maintained by Tenant, at Tenant's cost and expense, pursuant to a service contract.

                                   ARTICLE 30

                                    CAPTIONS

         Section 30.01. The captions preceding the Articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease.

                                   ARTICLE 31

              MISCELLANEOUS DEFINITIONS AND SEVERABILITY PROVISIONS

         Section 31.01. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and holidays, the term "Saturdays" as used in this Lease shall exclude holidays and the term "holidays" as used in this Lease shall mean all days observed as legal holidays by either the New York State Government or the Federal Government.

         Section 31.02. The terms "person" and "persons" as used in this Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity.

         Section 31.03. If any term, covenant or conditions of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term, covenant or condition shall not be affected thereby.

                                   ARTICLE 32

                               ADJACENT EXCAVATION

         Section 32.01. If an excavation shall be made upon land adjacent to the Real Property, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the walls and other portions of the Building from injury or damage and to support the same by proper foundations and no such entry shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or said person.

                                   ARTICLE 33

                                 BUILDING RULES

         Section 33.01. Tenant shall observe faithfully, and comply strictly with, and shall not permit the violation of the Building Rules set forth in Schedule B annexed to and made a part of this Lease and such additional reasonable Building Rules as Owner may, from time to time, adopt. All of the terms, covenants and conditions of Schedule B are incorporated in this Lease by reference and shall be deemed part of this Lease as though fully set forth in the body of this Lease. The term "Building Rules" as used in this Lease shall include those set forth in Schedule B and those hereafter made or adopted as provided in this Section. In case Tenant disputes the reasonableness of any additional Building Rule hereafter adopted by Owner, the parties hereto agree to submit the question of the reasonableness of such Building Rule for decision to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc., or its successor, or to such impartial person or Persons as he may designate, whose determination shall be final and conclusive upon Owner and Tenant. Tenant's right to dispute the reasonableness of any additional Building Rule shall be deemed waived unless asserted by service of a notice upon Owner within thirty (30) days after the date upon which Owner shall give notice to Tenant of the adoption of any such additional Building Rule. Owner shall have no duty or obligation to enforce any Building Rule, or any term, covenant or condition of any other lease, against any other tenant or occupant of the Building, and Owner's failure or refusal to enforce any Building Rule or any term, covenant or condition of any other lease against any other tenant or occupant of the Building shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Any Building Rule not enforced generally against other tenants of the Building shall not be enforced against Tenant. In the event there is any conflict between the provisions of this Lease, including, but not limited to, the provisions of Schedule A, and any Building Rule the provisions of this Lease, including, but not limited to, Schedule A, shall govern.

                                   ARTICLE 34

                              INTENTIONALLY OMITTED

                                   ARTICLE 35

                                     BROKER

         Section 35.01 Owner and Tenant each represent and warrant to the other that no broker was responsible for bringing about this Lease and this Lease was negotiated directly between Owner and Tenant.

                                   ARTICLE 37

                                  PARTIES BOUND

         Section 37.01. The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Owner and Tenant and, except as otherwise provided in this Lease, their respective heirs, distributees, executors, administrators, successors and assigns. However, the obligations of Owner under this Lease shall no longer be binding upon Owner named herein after the sale, assignment or transfer by Owner named herein (or upon any subsequent Owner after the sale, assignment or transfer by such subsequent Owner) of its interest in the Building as owner or lessee, and in the event of any such sale, assignment or transfer, such obligations shall thereafter be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such obligations. A lease of the entire Building shall be deemed a transfer within the meaning of the foregoing sentence. Tenant shall look solely to the estate and interest of Owner, its successors and assigns, in the Real Property and Building for the collection of any judgment recovered against Owner based upon the breach by Owner of any of the terms, conditions or covenants of this Lease on the part of Owner to be performed, and no other property or assets of Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of landlord and tenant hereunder, or Tenant's use and occupancy of the Demised Premises.

Schedule A, entitled "Addendum to Lease" is annexed hereto and all of the terms, covenants and conditions of Schedule A are incorporated in this Lease by reference and shall be deemed a part of this Lease as though fully set forth in the body of this Lease.

         IN WITNESS WHEREOF. Owner and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

                                                    41 MADISON COMPANY
WITNESS:                                            By: /s/ Lewis Rudin
                                                            a Partner
                                                       Lewis Rudin Owner
ATTEST:
ATTEST:

                                                    NCI ADVERTISING, INC.

                                                    Tenant
                                                    By: /s/ Blanca Stephens

STATE OF NEW YORK  )                                  : ss.:COUNTY OF NEW YORK )

         On this 30th day of Nov, 1995, before me personally came Blanca Stephens to me known,who being by me duly sworn, did depose and say that he resides in City of So: Huntington State of New York, that he is the Sr. V.P. of NCI ADVERTISING, INC., the corporation described in and which executed the foregoing Lease, as Tenant; and that he signed his name thereto by authority of the Board of Directors of said corporation.

                                                                 /s/ Myra Cronin
                                                                 ---------------
                                                                   Notary Public

                                 [STAMP OMITTED]

                                       A-1
                                   SCHEDULE A
                                Addendum to Lease
                                -----------------
                                   Article 38
                              Addendum to Article 1
                              ---------------------

         SECTION 38.01. PRESENT OCCUPANT: A. Tenant acknowledges that Owner has advised Tenant that the Demised Premises are presently affected by a lease with Villeroy & Boch Tableware, Ltd. (referred to as the "Present Occupant") for a term to expire on November 30, 1995, unless sooner terminated pursuant to any of the terms, covenants or conditions of the lease with the Present Occupant or pursuant to law. Notwithstanding anything to the contrary contained in this Lease, if the Present Occupant does not vacate and surrender the Demised Premises to Owner on or prior to November 30, 1995, then (i) the Demised Term shall not commence on December 1, 1995, but shall, instead, commence on the date next following the date that the Present Occupant has vacated and surrendered the Demised Premises to Owner, (ii) the Demised Term shall nevertheless end on September 30, 2002, unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law, (iii) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby, (iv) Tenant waives any right under Section 223-a of the Real Property Law or any successor law of like import to rescind this Lease or rescind its obligations with respect to the Lease and (v) Tenant further waives the right to recover any damages which may result from the failure of Owner to deliver possession of the Demised Premises to Tenant on December 1, 1995.

                  B. If the Present Occupant shall fail to vacate and surrender the Demised Premises to Owner by February 29, 1996, Tenant shall have the single right by notice given to Owner on or prior to March 15, 1996, to terminate this Lease and the Demised Term and in the event such notice is given, this Lease and the Demised Term shall terminate and come to an end on the date of the giving of such notice and all prepaid Fixed Rent paid by Tenant to Owner shall be refunded by Owner to Tenant and Owner and Tenant shall be released and discharged of and from any and all liability under the provisions of this Lease. Time is of the essence with respect to the giving of such notice by Tenant to Owner and in the event that Tenant shall fail to give any such notice on or prior to March 15, 1996, any notice given by Tenant to Owner after said date purporting to exercise such right shall be deemed of no force and effect and the Demised Term shall commence in accordance with the provisions of Section 38.01.

         SECTION 38.02. "AS IS": Tenant acknowledges that Owner has made no representations to Tenant with respect to the condition of the Demised Premises and Tenant agrees to accept possession of the Demised Premises in the condition which shall exist on the date of this Lease "as is" less reasonable wear and tear and damage by casualty. Owner shall have no obligation to perform any work or make any installations in order to prepare the Demised Premises for Tenant's occupancy.

                                   ARTICLE 39

                             ADDENDUM TO ARTICLE 11

         Section 39.01. A. Supplementing the provisions of Article 11, as long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond any applicable grace periods for the curing of such default, NCI Advertising, Inc. Tenant named herein shall have the right, without the prior consent of Owner, to assign its interest in this Lease, for the use permitted in this Lease, to any subsidiary or affiliate of Tenant named herein, and only for such period as it shall remain such subsidiary or affiliate. For the purposes of this Article: (a) a "subsidiary" of Tenant named herein shall mean any corporation not less than fifty-one (51%) percent of whose outstanding voting stock at the time shall be owned by Tenant named herein and (b) an "affiliate" of Tenant named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant named herein. For the purpose of the definition of "affiliate" the word "control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. No such assignment shall be valid or effective unless, within ten (10) days after the execution thereof, Tenant shall deliver to Owner:
(I) a duplicate original instrument of assignment, in form and substance reasonably satisfactory to Owner, duly executed by Tenant, in which Tenant shall
(a) waive all notices of default given to the assignee, and all other notices of every kind or description now or hereafter provided in this Lease, by statute or rule of law, and (b) acknowledge that Tenant's obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment, (ii) any amendment or modification of this Lease, whether or not the obligations of Tenant are increased thereby, (iii) any further assignment or transfer of Tenant's interest in this Lease, (iv) any exercise, non-exercise or waiver by Owner of any right, remedy, power or privilege under or with respect to this Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant under this Lease, (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance, and (c) expressly waive and surrender any then existing defense to its liability hereunder it being the purpose and intent of Owner and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances, and (II) an instrument, in form and substance satisfactory to Owner, duly executed by the assignee, in which such assignee shall assume the observance and performance of, and agree to be bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. An instrument substantially in the same form and substance as Exhibit 4 shall be satisfactory to Owner.

         B. Further supplementing the provisions of Article 11, as long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond any applicable grace periods for the curing of such default, Tenant named herein shall have the right without the prior consent of Owner, to sublet to, or permit the use or occupancy of, all or any part of the Demised Premises by, any subsidiary or affiliate (as said terms are defined in Section 39.01.A.) of NCI Advertising, Inc. for the use permitted in this Lease and only for such period as it shall remain such subsidiary or affiliate. However, no such subletting shall be valid unless, prior to the execution thereof, Tenant shall give notice to Owner of the proposed subletting, and within ten (10) days after the execution thereof, Tenant shall deliver to Owner an agreement, in form and substance reasonably satisfactory to Owner, duly executed by Tenant and said subtenant, in which said subtenant shall assume performance of and agree to be bound by all of the terms, covenants and conditions of this Lease which are applicable to said subtenant and such subletting. Tenant shall give prompt notice to Owner of any such use or occupancy, and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised Premises. For the purposes of determining the number of subtenants or occupants in the Demised Premises, the occupancy of any such permitted subsidiary or affiliate of Tenant shall be deemed the occupancy of Tenant and such subsidiary or affiliate shall not be counted as a subtenant or occupant for the purposes of Section 11.03, and the provisions of Section 11.03 relating to Owner's options to terminate this Lease or eliminate portions of the Demised Premises, as the case may be, and relating to Subletting Profit or any consideration from an assignment shall not be applicable to any proposed subletting or any assignment to any such subsidiary or affiliate of Tenant pursuant to the provisions of this Section.

         Section 39.02. Supplementing the provisions of Section 11.02, during the Demised Term, Owner shall maintain a directory in the lobby of the Building and shall make available to Tenant Tenant's Proportionate Share of the space in said directory for the listing of Tenant's name and the names of any of the officers or employees of Tenant and any permitted occupants of the Demised Premises.

         Section 39.03. If Tenant desires to determine any dispute between Owner and Tenant as to the reasonableness of Owner's decision to refuse to consent to any subletting in accordance with the provisions of Section 11.03, such dispute shall be settled and finally determined by arbitration in the City of New York in accordance with the following provisions of this Section. Within five (5) business days next following the giving of any notice by Tenant to Owner stating that it wishes such dispute to be so determined, Owner and Tenant shall each give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice. If either party shall fail to give notice of such designation within said five (5) business days, then the arbitrator chosen by the other side shall make the determination alone. The two arbitrators shall designate a third arbitrator. If the two arbitrators shall fail to agree upon the designation of a third arbitrator within five (5) business days after the designation of the second arbitrator, then either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction, for the designation of such arbitrator. All arbitrators shall be persons who shall have had at least ten (10) years continuous experience in the business of appraising or managing real estate or acting as real estate agents or brokers in the Borough of Manhattan.

The three arbitrators shall conduct such hearings as they deem appropriate, making their determination in writing and giving notice to Owner and Tenant of their determination as soon as practicable, and if possible, within five (5) business days after the designation of the third arbitrator; the concurrence of any two of said arbitrators shall be binding upon Owner and Tenant, or, in the event no two of the arbitrators shall render a concurrent determination, then the determination of the third arbitrator designated shall be binding upon Owner and Tenant. Judgment upon any award rendered in any arbitration held pursuant to this Section shall be final and binding upon Owner and Tenant, whether or not a judgment shall be entered in any court. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Section, including the expenses and fees of any arbitrator selected by it in accordance with the provisions of this Section, and the parties shall share all other expenses and fees of any such arbitration. The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from or otherwise modify such provisions.

         Section 39.04. A. Notwithstanding anything to the contrary contained in
Section 11.01, Tenant shall have the privilege, without the consent of Owner, to assign its interest in this Lease to any corporation or limited liability company which is a bona fide successor to Tenant either by merger or consolidation or purchase of all or substantially all of the assets, business and goodwill of Tenant, provided that this Lease shall not be the sole asset of Tenant and such assignment shall be effected pursuant to a transaction which shall be for a good faith and valid business purpose and shall not be intended primarily to effect an assignment of the leasehold interest created hereby and such successor shall continue to use and occupy the Demised Premises for the use permitted in this Lease. However, no such assignment shall be valid unless, within ten (10) days after the execution thereof, Tenant shall deliver to Owner
(i) a duplicate original instrument of assignment in form and substance satisfactory to Owner, duly executed by Tenant, and (ii) an instrument in form and substance satisfactory to Owner, duly executed by the assignee, in which such assignee shall assume observance and performance of, and agree to be bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. An instrument substantially in the same form and substance as Exhibit 4 annexed hereto shall be satisfactory to Owner.

                  B. Notwithstanding anything to the contrary contained in
Section 11.01, Tenant shall have the privilege, without the consent of Owner, to sell all the issued and outstanding capital stock of Tenant to any person, firm or corporation provided this Lease shall not be the sole asset of such party and such sale shall be effected pursuant to a transaction which shall be for a good faith and valid business purpose and shall not be intended primarily to effect a sale of the leasehold interest created hereby and Tenant shall continue to use and occupy the Demised Premises for the use permitted in this Lease.

         Section 39.05. Supplementing the provisions of Section 11.01, as long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond any applicable grace periods for the curing of such default, Owner agrees that Tenant named herein shall have the right, without the prior consent of Owner, to permit the use or occupancy of not more than an aggregate of 3,500 rentable square feet of the Demised Premises by any corporation, partnership or other business entity (referred to herein as a "Related Entity") of which Tenant or any affiliate of Tenant has at least a ten (10%) percent ownership interest for the use permitted in this Lease and only for such period as it shall remain a Related Entity. Tenant shall give prompt notice to Owner of any such use or occupancy, and such use or such occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in any such Related Entity any right or interest in this Lease or the Demised Premises.

                                   ARTICLE 40

                             ADDENDUM TO ARTICLE 29

         Section 40.01. Supplementing the provisions of Section 29.04, if Tenant shall fail to approve any independent electrical engineer or electrical consulting firm selected by Owner pursuant to said Sections, said independent electrical engineer or electrical consulting firm shall be selected by arbitration in New York City in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor; any such selection shall be final and binding upon the parties whether or not a judgment shall be entered into in any court and the fees of such engineer or firm shall be borne equally by Owner and Tenant.

         Section 40.02. Supplementing the provisions of Section 29.07, Owner agrees that in the event that any other tenant or tenants in the Building request overtime services at the same time that Tenant requests such services and the cost to Owner of furnishing such services both to Tenant and such other tenant or tenants shall be the same as the cost to Owner of furnishing such services to Tenant alone, the charge for such services shall be apportioned pro rata between Tenant and such other tenant or tenants.

         Section 40.04. Supplementing the provisions of Section 29.08, Owner agrees to use reasonable diligence to attempt to eliminate the cause of any stoppage referred to in said Section 29.08. (However, nothing contained in this Section shall be deemed to impose upon Owner any obligation to employ labor at so-called "overtime" or other premium pay rates).

         Section 40.05. Owner shall operate and maintain the Building as a first class office Building in a manner comparable to other comparable first class office buildings in the so-called midtown south area of the Borough of Manhattan.

         Section 40.06. The parties intend that any determination which is to be made pursuant to Article 29, of the Lease of the value to Tenant of the electrical services furnished by Owner shall be based upon a survey of the estimated annual cost of Tenant's estimated consumption of electrical energy as if such electrical energy were purchased by Tenant directly from the public utility corporation at the same rate classification as Owner purchases electrical energy for the

Building. Owner represents that as of the date of this Lease such rate classification is "Service Classification 4".


                                   ARTICLE 41

                             ADDENDUM TO ARTICLE 13

         Section 41.01. Supplementing the provisions of Sections 13.01 and 13.02, Owner agrees that except in cases of emergency, any entry upon the Demised Premises pursuant to the provisions of said Sections shall be made at reasonable times, and only after reasonable advance notice (which may be mailed, delivered or left at the Demised Premises, notwithstanding any contrary provisions of Article 27), and any work performed or installations made pursuant to said Section shall be made with reasonable diligence and any such entry, work or installations shall be made in a manner designed to minimize interference with Tenant's normal business operations (however, nothing contained in this Section shall be deemed to impose upon Owner any obligation to employ contractors or labor at overtime or other premium pay rates).

         Section 41.02. Further supplementing the provisions of Section 13.01, Owner agrees that any pipes, ducts or conduits installed in or through the Demised Premises during the Demised Term pursuant to the provisions of Section 13.01, shall either be concealed behind, beneath or within partitioning, columns, ceilings or floors, or completely furred at points immediately adjacent to partitioning, columns or ceilings, and that when the installation of such pipes, ducts or conduits shall be completed, such pipes, ducts or conduits shall not reduce the usable area of the Demised Premises, except to a de minimus extent.

         Section 41.03. Further supplementing the provisions of Section 13.01, Owner's right to exhibit the Demised Premises to others shall be limited to insurance carriers and representatives, prospective purchasers of the Real Property or the Building, holders or prospective holders of any mortgage affecting the Real Property or the Building or any ground or underlying lease, and other legitimate business visitors, and, during the last year of the Demised Term, any prospective tenants of the Demised Premises.

                                   ARTICLE 42

                              ADDENDUM TO ARTICLE 5

         Section 42.01. Supplementing the provisions of Section 5.01, Owner, at Owner's sole cost and expense, shall make (i) all structural repairs to the Demised Premises as and when required, (ii) all repairs necessary to furnish the plumbing, air conditioning, ventilating, heating and elevator services required to be furnished by Owner to Tenant under the provisions of Article 29, and (iii) all necessary repairs to the public portions of the Building which affect Tenant's use and enjoyment of the Demised Premises, except that Owner shall not be required to make any of the repairs referred to in subdivisions (i), (ii) or
(iii) of this sentence if Tenant is obligated to make such repairs pursuant to the provisions of Section 5.01. Notwithstanding the foregoing provisions of this Section, Owner shall have no obligation to make any repairs unless and until specific notice of the necessity therefor shall have been given by Tenant to Owner.

         Section 42.02. Supplementing the provisions of Section 42.01, if (i) Owner shall default in its obligations to make repairs in the Demised Premises, in accordance with the provisions of said Section 42.01, and (ii) Tenant shall notify Owner of the existence of such default and (iii) Owner shall (x) fail to start to cure such default within thirty (30) days after said notice or shall fail thereafter to prosecute to completion with reasonable diligence the work necessary to cure such default or (y) fail to notify Tenant within thirty (30) days after said notice that Owner is unable to start to cure such default because of inability to obtain materials, or strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or by any other cause beyond Owner's reasonable control, whether or not such cause shall be similar in nature to those hereinabove enumerated provided that any such inability or delay shall not continue for a period in excess of one hundred eighty (180) consecutive days, then, but only in all such events and subject to the provisions set forth in the following provisions of this Section, Tenant may take action to cure such default. In the event Tenant cures any such default in accordance with the foregoing provisions of this Section, any reasonable expenditures made by Tenant to cure such default shall be repaid by Owner to Tenant within thirty (30) days after demand.

                                   ARTICLE 43

                         SUBORDINATION, ATTORNMENT, ETC.

         Section 43.01. (A) This Lease and all rights of Tenant under this Lease are and shall remain subject and subordinate in all respects to the presently existing mortgages affecting the Real Property which are presently held by The Bank of New York (the "Present Mortgage Holder") and to all advances made or hereafter to be made under said mortgages, and to all renewals, modifications, replacements and extensions of, and substitutions for, such mortgages, as well as to any consolidations or correlations of such mortgages with other mortgages (which advances, renewals, modifications, replacements, extensions, substitutions, consolidations and correlations of the presently existing mortgages are hereinafter referred to as the "Present Mortgage Modifications"). Owner represents that said presently existing mortgages are the only mortgages affecting the Real Property as of the date of this Lease.

                   (B) Owner agrees, within a reasonable time after the execution and delivery of this Lease, to request the Present Mortgage Holder to enter into an agreement substantially to the effect that in the event of any foreclosure of said existing mortgages such Present Mortgage Holder will not make Tenant a party defendant to such foreclosure nor disturb its possession under this Lease so long as there shall be no default by Tenant under this Lease beyond applicable grace periods (any such agreement, or any agreement of similar import, is referred to in this Lease as a "Non-Disturbance Agreement"). If Owner is unable in good faith to obtain such Non-Disturbance Agreement, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected or limited thereby and Owner shall not be liable to Tenant for its failure to obtain such Non-Disturbance Agreement, it being intended that Owner's sole obligation with respect to such proposed Non-Disturbance Agreement shall be to request, in good faith, within a reasonable time after the execution and delivery of this Lease, the Present Mortgage Holder to enter into such Non-Disturbance Agreement. If the Present Mortgage Holder shall impose a fee as a condition of entering into such Non-Disturbance Agreement, Owner may withdraw its request for such Non-Disturbance Agreement unless within ten (10) days next following Owner's advice to Tenant as to such fee and the amount thereof, Tenant shall execute and deliver to Owner a written agreement to pay Owner, as additional rent under this Lease, a sum equal to the amount of such fee. If Tenant does not execute and deliver such agreement within said period, Owner shall have the right to withdraw its request for such

Non-Disturbance Agreement in which event Owner shall have no further obligation to obtain such a Non-Disturbance Agreement.

         Section 43.02. This Lease and all rights of Tenant under this Lease shall be and remain subject and subordinate in all respects to all other mortgages (in contradistinction to the existing mortgage referred to in Section
43.01 above) which may, from time to time, affect the Real Property or any future ground or underlying lease and to all advances to be made under such mortgages, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, any such mortgage or mortgages, provided that (i) the holder of any such other mortgage shall execute and deliver a Non-Disturbance Agreement to Tenant, or (ii) any such mortgage shall contain provisions substantially to the same effect as those contained in a Non-Disturbance Agreement (any such provisions, or provisions of similar import are referred to in this Lease as "Non-Disturbance Provisions"). Notwithstanding anything contained to the contrary in Section 43.01, in the event Owner is unable to obtain the Non-Disturbance Agreement as provided in subsection (B) of said Section 43.01, then, this Lease and all rights of Tenant under this Lease shall not be subject and subordinate to any Present Mortgage Modifications unless (i) the then Present Mortgage Holder shall execute and deliver a Non-Disturbance Agreement to Tenant or (ii) any such Present Mortgage Modifications shall contain Non-Disturbance Provisions.

         Section 43.03. This Lease and all rights of Tenant under this Lease are, and shall remain, subject and subordinate in all respects to a certain lease dated as of the 10th day of April, 1970 between the City of New York, as landlord, and 41 Madison Company, as tenant, affecting the real property immediately adjacent on the south to the plot of land upon which the Building stands, which lease is recorded in the Office of the Register of the City of New York, New York County, in Reel 174, page 798 (said lease is referred to as the "Air Rights Lease") and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, the Air Rights Lease. Owner represents that as of the date of this Lease there are no ground or underlying leases of the Real Property or the Building. In addition, this Lease and all rights of Tenant under this Lease shall be and remain subject and subordinate in all respects to all future ground or underlying leases of the Real Property or the Building and to all renewals, modifications, replacements and extensions of, and substitutions for, such ground or underlying leases, provided that (i) any such ground or underlying lease shall contain provisions, or (ii) the lessor under any such ground or underlying lease shall execute and deliver to Tenant an agreement, in either case substantially to the effect that, in the event of the termination of such ground or underlying lease and if such lessor shall thereupon succeed to the interest of Owner under this Lease by reason thereof, then such lessor will permit Tenant to attorn to such lessor and will not disturb its possession under this Lease so long as there shall be no default by Tenant under this Lease with the effect that this Lease shall constitute a direct lease between such lessor and Tenant (any such provisions or agreement, or any provisions or agreement of similar import, are referred to in this Lease as "Tenant Recognition Provisions" or a "Tenant Recognition Agreement").

         Section 43.04. If, at any time prior to the expiration of the Demised Term, any mortgage to which this Lease is subject and subordinate shall be foreclosed, or any ground or underlying lease under which Owner shall then be the lessee shall terminate or be terminated for any reason, Tenant agrees, at the election and upon demand of any owner of the Real Property or the Building, or of the holder of any mortgage in possession of the Real Property or the Building or of any lessee under any other ground or underlying lease covering premises which include the Demised Premises, to attorn, from time to time, to any such owner, holder or lessee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to receive the rents from the Demised Premises. The foregoing provisions of this Section shall enure to the benefit of any such owner, holder, or lessee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such ground or underlying lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, holder, or lessee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Section, satisfactory to any such owner, holder or lessee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

         Section 43.05. The subordination provisions of this Article, shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate or other instrument evidencing such subordination which Owner, or any lessor under any ground or underlying lease, or any holder of any mortgage to which this Lease is subordinate, may reasonably request. In the event of Tenant's failure to execute and deliver promptly any such certificate, or other instrument within a reasonable time after the request therefor by Owner or any such lessor or holder, Tenant hereby irrevocably constitutes and appoints Owner and all such lessors and holders, acting jointly or severally, as Tenant's agent and attorney-in-fact to execute any such certificate or other instrument for or on behalf of Tenant. If, in connection with obtaining financing for the Building, the Real Property or the interest of the lessee under any ground or underlying lease, any recognized lending institution shall request reasonable modifications of this Lease as a condition of such financing, Tenant covenants not unreasonably to withhold or delay its agreement to such modifications, provided such modifications do not increase the obligations, or adversely affect the rights, of Tenant under this Lease except to a de minimus extent. Unless such modification shall arise from the Non-Disturbance Agreement or Provisions or the Tenant Recognition Agreement or Provisions, Owner shall reimburse Tenant for any reasonable costs incurred by Tenant in connection with the execution and delivery of such modification. No act or failure to act on the part of Owner which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Owner's act or failure to act to the holder or holders of any mortgage affecting the Real Property or the lessor under any ground or underlying lease affecting the Real Property of whom Tenant has been given written notice specifying the act or failure to act on the part of Owner which could or would give basis to Tenant's rights; and (ii) the holder or holders of such mortgages, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this sentence shall be deemed to impose any obligation on any such holder to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the Building if any such holder elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.

         Section 43.06. Nothing contained in this Article or in any Non-Disturbance Provision, Non-Disturbance Agreement, Tenant Recognition Provision or Tenant Recognition Agreement, shall however, affect the prior rights of the holder of any existing or future mortgage or of the lessor under any future ground or underlying lease with respect to the proceeds of any award in condemnation or of any fire insurance policies affecting the Building, or impose upon any such holder or lessor any liability (i) in the event of damage or destruction to the Building or the Demised Premises, for any repairs, replacements, rebuilding or restoration except as can reasonably be accomplished from the net proceeds of insurance actually received by, or made available to, such holder or lessor, or
(ii) for any default by Owner under this Lease occurring prior to any date upon which such holder or lessor shall become Tenant's landlord, or (iii) for any credits, offsets or claims against the rent or additional rent payable under this Lease as a result of any acts of Owner committed prior to such date, and any such Provision or Agreement may so state. Any such Provision or Agreement may also be conditioned upon the existence of any one or more of the following circumstances at the time of the commencement of any foreclosure of any such mortgage or at the time of the termination of any such ground or underlying lease, as the case may be:

                  A. Tenant shall not be in default in the observance or performance of any of the covenants of this Lease on the part of Tenant to be observed or performed beyond applicable grace periods.

                  B. Tenant shall not have paid rent in advance beyond the rent period next following the current rent period and there shall be no offsets then accrued against future rent chargeable against the holder of any such mortgage after foreclosure or against the lessor under any such ground or underlying lease after termination, as the case may be.

                  C. Tenant shall have furnished to the then holder of any such mortgage or the then lessor under any such ground or underlying lease, as the case may be, a statement, in writing, as to the status of this Lease with respect to the above circumstances A and B within ten (10) days after such holder or lessor shall have made written demand for such statement by registered or certified mail addressed to Tenant.

         Section 43.07. A. At the request of Owner, Tenant shall promptly execute and deliver any instrument or instruments requested by Owner for the benefit of the holder of any mortgage to which this Lease shall then be subordinate as hereinabove provided, or for the benefit of the lessor under any ground or underlying lease to which this Lease shall then be subordinate as hereinabove provided, in which Tenant shall covenant and agree with such holder or lessor that (a) Tenant will not enter into any agreement to cancel or modify this Lease without the written approval of such holder or lessor, and (b) Tenant will not take any action or institute any proceeding against Owner to cancel or modify this Lease without giving to such holder or lessor at least thirty (30) days' prior written notice of such action or proceeding, except that the provisions of any such instrument shall not apply to any modifications of this Lease contemplated in any of the provisions of this Lease or to any right or option to cancel or modify this Lease expressly reserved or granted to Tenant pursuant to any of the provisions of this Lease. If the Present Mortgage Holder does not execute or deliver to Tenant a Non-Disturbance Agreement then the provisions of this subdivision A shall not apply to the Present Mortgage Holder.

                  B. If required by the holder of any mortgage or by the lessor under any ground or underlying lease, Tenant shall promptly join in any Non-Disturbance Agreement or Tenant Recognition Agreement to indicate its concurrence with the provisions thereof, provided such agreement shall substantially comply with the provisions of this Article.

         Section 43.08. From time to time, within seven (7) days next following Owner's request, Tenant shall deliver to Owner a written statement executed and acknowledged by Tenant, in form reasonably satisfactory to Owner, (i) stating whether this Lease is then in full force and effect and has not been modified (or if modified, setting forth the dates of all modifications) and (ii) setting forth the date to which the Fixed Rent has been paid, and (iii) stating whether or not, to the best knowledge of Tenant, Owner is in default under this Lease, and, if Owner is in default, setting forth the specific nature of all such defaults. Tenant acknowledges that any statement delivered pursuant to this Section may be relied upon by any purchaser or owner of the Building or the Real Property, or Owner's interest in the Building or the Real Property or any ground or underlying lease, or by any mortgagee, or by any assignee of any mortgagee, or by any lessee under any ground or underlying lease.

         Section 43.09. From time to time, within seven (7) days next following Tenant's request, Owner shall deliver to Tenant a written statement executed by Owner, in form satisfactory to Owner, (i) acknowledging that this Lease is then in full force and effect and has not been modified (or if modified, setting forth the specific nature of all modifications), and (ii) setting forth the date to which the Fixed Rent has been paid, and (iii) stating whether or not, to the best knowledge of Owner, Tenant is in default under this Lease, and, if Tenant is in default, setting forth the specific nature of all such defaults. Owner acknowledges that any statement delivered pursuant to this Section may be relied upon by any permitted subtenant or assignee of Tenant.

         Section 43.10. If Owner assigns its interest in this Lease, or the rents payable hereunder, to the holder of any mortgage or the lessor under any ground or underlying lease, whether the assignment shall be conditional in nature or otherwise, Tenant agrees that (a) the execution thereof by Owner and the acceptance by such holder or lessor shall not be deemed an assumption by such holder or lessor of any of the obligations of the Owner under this Lease unless such holder or lessor shall, by written notice sent to Tenant, specifically otherwise elect; and (b) except as aforesaid, such holder or lessor shall be treated as having assumed Owner's obligations hereunder only upon the foreclosure of such holder's mortgage or the termination of such lessor's lease and the taking of possession of the Demised Premises by such holder or lessor, as the case may be.

         Section 43.11. Tenant agrees to cooperate reasonably with Owner in Owner's obtaining any Non-Disturbance Agreement or Tenant Recognition Agreement which Owner is obligated to obtain hereunder and Tenant shall provide Owner and the holder of any mortgage and the lessor under any ground or underlying lease with any information reasonably required by them in connection with obtaining any such Non-Disturbance Agreement or Tenant Recognition Agreement.

                                   ARTICLE 44

                             ADDENDUM TO ARTICLE 21

         Section 44.01. Supplementing the provisions of Section 21.01, Tenant shall have no obligation to remove any of Tenant's Alterations and restore the Demised Premises to their original condition. However, the foregoing shall not be deemed to relieve Tenant of any obligations to repair damage to the Demised Premises occasioned by the removal of such Alterations, Personal Property and other property and effects of Tenant and all persons claiming through or under Tenant which Tenant elects to remove from the Demised Premises and the Building.

                                   ARTICLE 45

                              ADDENDUM TO ARTICLE 6

         Section 45.01. Tenant shall have the right after prior written notice to Owner and the lessors under all ground or underlying leases, to contest, by appropriate legal proceedings diligently conducted in good faith, at its own cost and expense, the validity or application of any law, order, regulation or direction with which Tenant is required to comply under the provisions of
Article 6 provided that:

                  (i) Such contest shall not subject Owner or any lessor under any ground or underlying lease to any criminal penalty or impose upon Owner any unusual obligation or liability or affect any service required to be furnished by Owner to any other tenant or occupant of the Building;

                  (ii) Neither such contest nor Tenant's failure to comply pending such contest shall constitute a default under any ground or underlying lease or under any mortgage affecting any ground or underlying lease, or the Building, or the Real Property; and

                  (iii) Tenant shall obtain and maintain during the pendency of any such contest a bond in form and amount and issued by a surety company reasonably satisfactory to Owner and the lessors under all ground or underlying leases, indemnifying and protecting Owner and the lessors under all ground or underlying leases from and against any and all damages, expenses, losses, injuries, fees including, but not limited to, reasonable counsel fees, penalties, actions, causes of action, suits, costs, claims or judgments arising from such contest or Tenant's non-compliance with any such law, order, regulation or direction.

         Section 45.02. Supplementing the provisions of Article 6, Owner, at Owner's sole cost and expense, shall comply with all laws, orders and regulations of Federal, State, County and Municipal authorities, and with all directions, pursuant to law, of all public officers which shall impose any duty upon Owner or Tenant with respect to the Demised Premises or the use or occupancy thereof, which Tenant is not required to comply with pursuant to the provisions of Section 6.01, provided, however, Owner shall not be required to so comply until Owner shall have received actual notice of the necessity therefor.

         Section 45.03. Owner represents to Tenant that the Building is in physical compliance with New York City Local Laws #5, 10 and 16,

         Section 45.04. Notwithstanding anything contained in Section 6.02 to the contrary, Tenant shall not be deemed to have caused any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter, nor shall Tenant be required to make any Alterations in order to comply with any rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body, unless such rates are increased, or such Alterations shall be necessitated or occasioned, in whole or in part, by the improper acts, improper omissions or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or occupancy of the Demised Premises by Tenant or any such persons (in contradistinction to the mere use or occupancy of the Demised Premises as offices).

                                   ARTICLE 51

                          ADDENDUM TO ARTICLES 3 AND 6

         Section 51.01.A. In the event that, at any time during the Demised Term, in connection with any Alterations proposed to be performed by Tenant in the Demised Premises Tenant is unable to obtain a New York City Department of Environmental Protection Form ACP5 dated 10/88 (or any successor form), signed by a certified asbestos investigator, or any other form or approval required by Federal, State, County or Municipal authorities, indicating that said Alterations do not constitute an asbestos project, Owner agrees, upon notice from Tenant to such effect, to perform such work as shall be required to enable Tenant to obtain any such form or approval.

                  B. If any laws, orders, rules or regulations of any Federal, State, County or Municipal authority require that any asbestos or other hazardous material contained in or about the Demised Premises be removed or dealt with in any particular manner, then it shall be Owner's obligation, at Owner's expense, to remove or so deal with such asbestos or other hazardous material in accordance with such laws, orders, rules and regulations.

                  C. Notwithstanding the provisions of subsections A and B of this Section, in the event any work performed by Owner pursuant to the provisions of either or both of such subsections is in any way disturbed or damaged by Tenant or any person claiming through or under Tenant, or asbestos or other hazardous material is installed in the Demised Premises by or on behalf of Tenant, or any person claiming through or under Tenant, Owner shall have no responsibility in connection therewith and no obligation to perform any work with respect thereto, but it shall be Tenant's obligation, at Tenant's expense, to (i) perform such work as shall be required to enable Tenant to obtain any form or approval referred to in subsection A, and (ii) remove or so deal with such asbestos or other hazardous material in accordance with all such laws, orders, rules and regulations referred to in subsection B. Any work required to be performed by Tenant pursuant to the provisions of the foregoing sentence is referred to as the "Compliance Work". In the event Tenant is required to perform any Compliance Work then, notwithstanding anything to the contrary contained in this subsection C, Owner, at Owner's election, shall have the option to itself perform any Compliance Work and, in such event, Tenant shall pay to Owner all of Owner's costs in connection therewith within ten (10) days next following the rendition of a statement thereof by Owner to Tenant.

         D. Owner agrees to employ reasonable diligence in the performance of the work referred to in subsections A and B of this Section without any obligation, however, to employ labor at overtime or other premium pay rates.

                                   ARTICLE 53

                              ADDENDUM TO ARTICLE 9

         Section 53.01. Supplementing the provisions of Section 9.01, notwithstanding the provisions of subdivision (i) of Section 9.01, if prior to or during the Demised Term the Demised Premises, in contradistinction to the Building, shall be totally destroyed or rendered wholly untenantable by fire or other casualty and there shall be less than one (1) year of the Demised Term remaining at that time, then Tenant shall have the right to terminate this Lease as of the date of such fire or casualty by notice to Owner within thirty (30) days of the date of such fire or casualty and in the event Tenant shall timely give such notice of termination this Lease, the Demised Term shall come to an end and expire on such date with the same effect as if such date were the Expiration Date and the Fixed Rent shall be apportioned as of such date, and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

         Section 53.02. Further supplementing the provisions of Section 9.01, in the event (a) the Demised Premises or Building shall be damaged by fire or other casualty and Tenant shall be unable to use the Demised Premises as a result of such damage and (b) Owner shall not exercise the right to terminate this Lease in accordance with the provisions of Section 9.01 and shall, accordingly, be obligated to repair any such damage, then, if such damage is not repaired within one (1) year after the date of such fire or other casualty (such one (1) year period is referred to as the "Restoration Period"), Tenant shall have the following options:

                  (i) to give to Owner within ten (10) days next following the expiration of the Restoration Period a five (5) days' notice of termination of this Lease, or

                  (ii) to extend the Restoration Period for a further period of six (6) months by notice given to Owner within ten (10) days after the expiration of the initial Restoration Period. In the event Tenant shall have given such notice to Owner extending the initial Restoration Period and if such damage shall not have been repaired by Owner within any extended Restoration Period, Tenant shall have the options to (a) further extend the Restoration Period for further successive periods of six (6) months, by notice given to Owner within ten (10) days after the expiration of any extended Restoration Period or (b) to give Owner, within ten (10) days after the expiration of any such extended Restoration Period a five (5) days' notice of termination of this Lease.

                  B. Notwithstanding anything to the contrary contained in the provisions of Paragraph A of this Section 53.02, in the event Owner, in Owner's opinion, shall determine that the repair of such damage to the Demised Premises or Building will reasonably require a period longer than one (1) year, Owner, within ninety (90) days after the date of such fire or casualty, may give a notice to Tenant extending the initial Restoration Period to the date upon which Owner estimates that such repair to the Demised Premises or Building shall be completed. In the event Owner shall give such notice (a) the initial Restoration Period set forth in Paragraph A of this Section 53.02, shall be so extended and
(b) Tenant shall have the further option to give to Owner a five (5) days' notice of termination of this Lease within ten (10) days next following the giving of such notice by Owner to Tenant extending the initial Restoration Period.

                  C. Time is of the essence with respect to the giving by Tenant to Owner of any notice in accordance with the provisions of Paragraphs A and B of this Section 53.02 and in the event that Tenant shall fail to give any such notice within the time periods set forth therein, Tenant shall be deemed to have given to Owner a notice pursuant to subdivision (ii) of Paragraph A of this
Section 53.02 extending the Restoration Period provided, however, that any five
(5) days' notice of termination given by Tenant pursuant to the provisions of Paragraph B of this Section 53.02 beyond the ten (10) day period provided therein shall be void and of no force and effect.

                  D. In the event that Tenant shall give to Owner within the applicable time periods set forth in the foregoing provisions of this Section a five (5) days' notice of termination of this Lease, this Lease and the Demised Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, the Fixed Rent shall be apportioned as of such date, and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

                  E. Nothing contained in the foregoing provisions of this
Section 53.02 shall be deemed to affect the rights of Owner to give to Tenant a five (5) days' notice of termination of this Lease in accordance with the provisions of Subdivision (i) of Section 9.01 and the provisions of Subdivision
(ii) of Section 9.01.

         Section 53.03. Supplementing the provisions of Section 9.01, notwithstanding the provisions of subdivision (i) of Section 9.01, if prior to or during the Demised Term the Demised Premises, in contradistinction to the Building, shall be totally damaged or rendered wholly untenantable by fire or other casualty, and there shall be at least two (2) years of the Demised Term remaining at the time, Owner hereby waives the right to terminate this Lease in accordance with the provisions of said subdivision (i) of said Section 9.01. The foregoing provisions of this Section shall be deemed to relate solely to the operation of the provisions of subdivision (i) of Section 9.01 and shall not in any way be deemed to relate to the operation of the provisions of subdivision
(ii) of said Section 9.01.

         Section 53.04. Supplementing the provisions of Section 9.01, if Owner shall be obligated to repair any damage pursuant to said Section, Owner agrees to repair such damage with reasonable diligence (without any obligation, however, to employ labor at overtime or other premium pay rates).

                                   ARTICLE 55

                             [Intentionally Omitted]

                                   ARTICLE 56

                             ADDENDUM TO ARTICLE 17

         Section 56.01. Owner agrees that the first sentence of Section 17.02 shall not be deemed a waiver of Tenant's right to be served with any notice of petition and petition in any summary proceeding under the provisions of the Real Property Actions and Proceedings Law of the State of New York and of any successor law of like import then in force.

                                   ARTICLE 57

                             ADDENDUM TO ARTICLE 19

         Section 57.01. Supplementing the provisions of Article 19, those provisions of subdivision 19.02 (iii) which are made applicable to improper acts, improper omissions or negligence in or about the Building or the Demised Premises after the expiration of the Demised Term, shall only be so applicable if such improper act, improper omission or negligence occurs in connection with or relates to this Lease.

                                   ARTICLE 58

                             ADDENDUM TO ARTICLE 26

         Section 58.01. If by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance) accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Tenant's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Tenant is unable to fulfill any of Tenant's obligations under this Lease or any collateral instrument (with the exception of any obligations on Tenant's part to pay any sum of money to Owner, which monetary obligations shall remain.

unaffected by the provisions of this Article), Tenant shall not be required to fulfill such non-monetary obligations during the period that Tenant is so unable to fulfill them by reason of the above. Tenant shall employ reasonable diligence to attempt to eliminate the cause of such inability referred to in this Section (however, the foregoing provisions of this sentence shall not apply in the event of any strike or labor dispute and Tenant shall not be required to employ labor at overtime or other premium pay rates).

                                   ARTICLE 60

                              ADDENDUM TO ARTICLE 4

         Section 60.01. Notwithstanding anything contained in Article 4 to the contrary, any fixtures, improvements, additions and other property installed at the sole expense of Tenant with respect to which Tenant shall not have been granted any credit or allowance by Owner may be removed by Tenant prior to the expiration of the Demised Term provided Tenant is not in default hereunder beyond any applicable grace period for the curing of such default and further provided that Tenant, at Tenant's sole cost and expense, shall repair any damage caused by such removal and, in those instances where Tenant may have replaced fixtures or installations installed at the sole cost and expense of Owner or at the joint cost and expense of Owner and Tenant with other fixtures and installations which Tenant elects to remove, Tenant shall restore the fixtures and installations so replaced. All fixtures and installations not so removed shall become the property of Owner at the expiration of the Demised Term.

                                   SCHEDULE B

                                 BUILDING RULES

         1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant. Any tenant whose premises are situate on the ground floor of the Building shall, at said tenant's own expense, keep the sidewalks and curb directly in front of said premises clean and free from ice and snow.

         2. No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior consent of Owner. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the premises demised to any tenant or occupant, without the prior consent of Owner. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in a manner, approved by Owner.

         3. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the premises demised to any tenant or occupant or of the Building without the prior consent of Owner. Interior signs on doors and directory tablets, if any, shall be of a size, color and style approved by Owner.

         4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed on any window sills.

         5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other public parts of the Building.

         6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible or explosive fluid, material, chemical or substance in or about the premises demised to such tenant.

         7. Subject to the provisions of Article 3, no tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant or occupant. Subject to the provisions of
Article 3, no boring, cutting or stringing of wires shall be permitted, except with the prior consent of Owner, and as Owner may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in a manner reasonably approved by Owner.

         8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises demised to any tenant. No cooking shall be done or permitted in the Building by any tenant without the approval of Owner. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises demised to such tenant.

         9. Without the prior consent of Owner, no tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied for, the storage of merchandise (except for the storage of sample products to be displayed in such tenant's showroom), or for the sale of merchandise, goods or property of any kind at auction.

         10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or windows.

         11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in locks or the mechanism thereof unless Tenant shall furnish Owner with a key or other device necessary to open such locks, bolts or mechanisms. Each tenant must, upon the termination of its tenancy restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant.

         12. All removals from the Building, or the carrying in or out of the Building or the premises demised to any tenant, of any safes, freight, furniture or bulky matter of any description must take place at such time and in such manner as Owner or its agents may determine, from time to time. Owner reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Building Rules or the provisions of such tenant's lease.

         13. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

         14. No tenant or occupant shall purchase spring water, ice, food, beverage, lighting maintenance, cleaning, towels, or other like service, from any company or persons not reasonably approved by Owner.

         15. Owner shall have the right to prohibit any advertising by any tenant or occupant which, in Owner's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon notice from Owner, such tenant or occupant shall refrain from or discontinue such advertising.

         16. Owner reserves the right to exclude from the Building, between the hours of 6 P.M. and 8 A.M. on business days and at all hours on Saturdays, Sundays and holidays, all persons who do not present a pass to the Building signed by Owner. Owner will furnish passes to persons for whom any tenant requests such passes. Each tenant shall be responsible for all persons for whom it requests such passes and shall be liable to Owner for all acts of such persons.

         17. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked and all windows closed.

         18. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Owner's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

         19. No premises shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

         20. The requirements of tenants will be attended to only upon application at the office of Owner. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of Owner.

         21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

         22. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Owner may require.

         23. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Owner, and shall employ such exterminators therefor as shall be approved by Owner.

         24. No premises shall be used, or permitted to be used, at any time, without the prior approval of Owner, for the sale, at retail, whether directly, by mail order or otherwise, of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

         25. No tenant shall clean, or permit to be cleaned, any window of the Building from the outside in violation of Section 202 of the New York Labor Law or any successor law or statute, or of the rules of the Board of Standards and Appeals or of any other board or body having or asserting jurisdiction.

         26. No tenant shall move, or permit to be moved, into or out of the Building or the premises demised to such tenant, any heavy or bulky matter, without the specific approval of Owner. If any such matter requires special handling, only a person holding a Master Rigger's license shall be employed to perform such special handling. No tenant shall place, or permit to be placed, on any-part of the floor of floors of the premises demised to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of safes and other heavy matter, which must placed so as to distribute the weight.

         27. No borrowed lights (display windows) in the partitioning separating the premises demised to any tenant from the Building's public corridors shall be obstructed in any manner by any tenant.

                            [EXHIBIT 1 - FLOOR PLAN]

                                    EXHIBIT 2
                  ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT

                  AGREEMENT made as of the day of , , among 41 MADISON COMPANY, a New York partnership having its principal office at 41 Madison Avenue, New York, New York , as landlord (referred to herein as "OWNER"); , a corporation having an office at New York, New York, as tenant (referred to herein as "TENANT-ASSIGNOR"), and __________________, a corporation having an office at __________________, New York, New York (referred to herein as "ASSIGNEE").

                              W I T N E S S E T H:

                  WHEREAS:

                  1. Under date of , OWNER entered into a lease with TENANT-ASSIGNOR for in the building known as 41 Madison Avenue, New York, New York; and

                  2. The term demised in said lease is fixed to expire on ______________ unless sooner terminated pursuant to any of the terms, covenants or conditions of said lease or pursuant to law (the aforesaid lease, as modified by various written agreements, if any, is referred to as the "Lease"; and the premises demised therein, together with all appurtenances, fixtures, additions and other property attached thereto or installed therein are referred to herein as the "Demised Premises"); and

                  3. TENANT-ASSIGNOR now desires to assign its interest as Tenant under the Lease to ASSIGNEE and ASSIGNEE desires to succeed to the interest of TENANT-ASSIGNOR as Tenant under the Lease and is willing to assume the observance and performance of the obligations of Tenant under the Lease; and

                  4. OWNER is willing to consent to the proposed assignment, subject to the terms of this Agreement.

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

                  FIRST: TENANT-ASSIGNOR hereby assigns, transfers and sets over unto ASSIGNEE all of TENANT-ASSIGNOR'S right, title and interest as Tenant under the Lease as of the date of this Agreement.

                  SECOND: ASSIGNEE, for the benefit of OWNER and TENANT-ASSIGNOR, hereby agrees to assume, keep, observe and perform each and every one of the terms, covenants and conditions of the Lease on Tenant's part to be observed or performed including, but not limited to, all obligations of the Tenant under the Lease originating or accruing from and after the date of this Agreement, all with the same force and effect as if ASSIGNEE had executed the Lease as the Tenant originally named therein. ASSIGNEE hereby agrees that the Demised Premises will be used solely for the purpose set forth in Article 2 of the Lease and for no other purpose and use.

                  THIRD: TENANT-ASSIGNOR and ASSIGNEE represent and warrant to OWNER that the Lease and Demised Premises are not encumbered by any prior transfer, assignment, mortgage, lien, assessment or encumbrance of whatever nature, and [insert Alternate 1 or 2, whichever applies: Alternate 1:
TENANT-ASSIGNOR and ASSIGNEE represent and warrant to OWNER that no broker is responsible for bringing about this Agreement. Alternate 2: TENANT-ASSIGNOR and ASSIGNEE represent and warrant to OWNER that
                                              , (referred to herein as "Broker")
is the sole broker with whom TENANT-ASSIGNOR and ASSIGNEE negotiated in bringing about this Agreement. TENANT-ASSIGNOR and ASSIGNEE agree to indemnify Owner and save Owner harmless from and against all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, arising from any claim for a brokerage commission or other compensation by Broker or any other broker or person in connection with the execution and delivery of this Agreement and the transaction contemplated by this Agreement.

                  FOURTH: Subject to the provisions of this Agreement, OWNER hereby consents to the foregoing assignment. OWNER's consent shall not in any way be construed to relieve ASSIGNEE from obtaining the express consent, in writing, of OWNER to any further assignment of the Tenant's interest in the Lease.

                  FIFTH: TENANT-ASSIGNOR, for the benefit of OWNER, (a) waives all notices of default which may be given to ASSIGNEE and all other notices of every kind or description now or hereafter provided in the Lease by statute or rule of law, and (b) agrees that, notwithstanding the foregoing assignment and OWNER's consent thereto, TENANT-ASSIGNOR's obligations with respect to the Lease shall not be discharged, released or impaired by (i) this assignment, (ii) any amendment or modification of the Lease, whether or not the obligations of Tenant are increased thereby, (iii) any further assignment or transfer of Tenant's interest in the Lease, (iv) any exercise, non-exercise or waiver by OWNER of any right, remedy, power or privilege under or with respect to the Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant, under the Lease, (vi) any insolvency, bankruptcy, liquidation, reorganization, arrangement, dissolution, or similar proceeding involving or affecting ASSIGNEE or any further assignee, (vii) any act or thing which, but for the provisions of this assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which TENANT-ASSIGNOR hereby consents in advance, and (c) TENANT-ASSIGNOR expressly waives and surrenders any defenses as assignor which may now or hereafter exist to its liability under the Lease, it being the purpose and intent of OWNER and TENANT-ASSIGNOR that the obligations of TENANT-ASSIGNOR hereunder as assignor shall be absolute and unconditional under any and all circumstances.

                  SIXTH: TENANT-ASSIGNOR and ASSIGNEE agree to pay to OWNER, upon demand, as additional rent under the Lease, reasonable counsel fees incurred by OWNER in connection with the assignment by TENANT-ASSIGNOR to ASSIGNEE of the Tenant's interest under the Lease and with the preparation and execution of this Agreement.

                  SEVENTH: Except as expressly modified by the foregoing provisions of this Agreement the Lease is hereby ratified and confirmed in all respect by each of the parties to this Agreement.

                  EIGHTH: The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                             41 MADISON COMPANY

                                             By:_______________________

                                                       a partner

                                                           Owner

By:__________________________________        By:_______________________
   TENANT-ASSIGNOR                              ASSIGNEE

STATE OF NEW YORK  )
                            :ss.:
COUNTY OF NEW YORK )

                  On the            day of       ,     , before me personally
came         , to me known,
who, being by me duly sworn, did depose and say that he resides at
                   that he is the                   of                  , the
corporation described in and which executed the foregoing Assignment and Assumption of Lease; as Tenant-Assignor; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                        ------------------------
                                                              Notary Public

STATE OF NEW YORK )                                  : ss.:COUNTY OF NEW YORK)

                  On the            day of       ,     , before me personally
came to me known,
who, being by me duly sworn, did depose and say that he resides at
                , that he is the                    of                     the
corporation described in and which executed the foregoing Assignment and Assumption of Lease as Assignee; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                        ------------------------
                                                              Notary Public